SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No. 28                                  [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 32                                                 [X]

                        (Check appropriate box or boxes.)


            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
       _________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                  4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (816) 531-5575


         William M. Lyons, 4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
                     (Name and Address of Agent for Service)

  Approximate Date of Proposed Public Offering: Immediately, upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on January 1, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS

                                January 1, 1999


                         [american century logo(reg.sm)]
                                    American
                                    Century

                     California Tax-Free Money Market Fund
                    California Municipal Money Market Fund
                     California Limited-Term Tax-Free Fund
                  California Intermediate-Term Tax-Free Fund
                      California Long-Term Tax-Free Fund
                       California Insured Tax-Free Fund
                     California High-Yield Municipal Fund

                                INVESTOR CLASS


                     The Securities and Exchange Commission
              has not approved or disapproved these securities or
            determined if this Prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.


                    Distributed by Funds Distributor, Inc.





Dear Investor,

   Reading a prospectus doesn't have to be a chore. We've done the hard work so you can focus on what's important--learning about the funds. Take a look inside and you'll see this prospectus is different from others. It takes a clear-cut approach to fund information.

   Here's what you'll find:

  * The funds' primary investments and risks

  * A description of who may or may not want to invest in the funds

  * Fund performance, including returns for each year, best and worst quarter and average annual returns compared to the funds' benchmarks

  * An overview of ways to best manage your accounts

  * Helpful tips and definitions of key investment terms

   Whether you're a current investor or investing in mutual funds for the first time, this prospectus will give you a clear understanding of the funds. If you have questions, our Investor Services Representatives are available weekdays, 7 a.m. to 7 p.m., and Saturdays, 9 a.m. to 2 p.m., Central time. Our toll-free number is 1-800-345-2021. We look forward to helping you achieve your financial goals.
                                     Sincerely,
                                     Mark Killen
                                     Senior Vice President
                                     American Century Investment Services, Inc




[LEFT MARGIN CALLOUT]

Throughout this book you'll find definitions of key investment terms and phrases. When you see a word printed in GREEN ITALICS, look for its definition in the left margin.

+ This symbol highlights special information and helpful tips.

[END LEFT MARGIN CALLOUT]

TABLE OF CONTENTS


An Overview of the Funds ..................................................    2
Fees and Expenses .........................................................    3
Information about the Funds ...............................................    4
     California Tax-Free Money Market Fund
     California Municipal Money Market Fund ...............................    4
     California Limited-Term Tax-Free Fund
     California Intermediate-Term Tax-Free Fund
     California Long-Term Tax-Free Fund
     California Insured Tax-Free Fund .....................................    8
     California High-Yield Municipal Fund .................................   10
Basics of Fixed Income Investing ..........................................   12
Management ................................................................   15
Investing with American Century ...........................................   18
Share Price and Distributions .............................................   21
Taxes .....................................................................   22
Financial Highlights ......................................................   23
At Your Service ...........................................................   33



                                                American Century Investments


AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT GOALS?

These conservatively managed funds seek income that is exempt from federal and California income tax. They also attempt to protect the value of your investments.

WHAT ARE THE FUNDS' PRIMARY INVESTMENTS AND RISKS?

The funds invest in debt securities issued by cities, counties and other California municipalities. Each of the funds invests in different types of these municipal debt securities and involves different risks. The chart below shows the primary differences between the funds. Additional important information about the funds' investment strategies and risks begins on page 4.

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Lower Income
More Liquid
Shorter Term

(illustration of arrow)

Higher Income
Less Liquid
Longer Term

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Lower Income    Fund             Primary Investments          Primary Risks
More Liquid     ---------------------------------------------------------------
Shorter Term    California       High-quality,                California
    ^           Tax-Free         very short-term              economic risk
    ^           Money            debt securities              Some credit risk
    ^           Market
    *
    *           California       High-quality, very short-    California
    *           Municipal        term debt securities,        economic risk
    *           Money            including private            Some credit risk
    *           Market           activity bonds
    *           ---------------------------------------------------------------
    *           California       Quality debt                 California
    *           Limited-Term     securities that              economic risk
    *           Tax-Free         mature in one                Credit risk
    *                            to five years                Some interest
    *                                                         rate risk
    *
    *           California       Quality debt                 California
    *           Intermediate-    securities that              economic risk
    *           Term             mature in four               Credit risk
    *           Tax-Free         or more years                Interest rate risk
    *
    *           California       Quality debt                 California
    *           Long-Term        securities that              economic risk
    *           Tax-Free         mature in seven              Credit risk
    *                            or more years                High interest
    *                                                         rate risk
    *           ---------------------------------------------------------------
    *           California       Quality debt securities      California
    *           Insured          that are covered             economic risk
    *           Tax-Free         by insurance                 Some credit risk
    *                            that guarantees              High interest
    *                            interest and                 rate risk
    *                            principal payments
    *           ---------------------------------------------------------------
    *           California       Debt securities that         California
    v           High-Yield       provide high                 economic risk
    v           Municipal        income, including            High credit risk
    v                            non-investment               High interest
Higher Income                    grade debt                   rate risk
Less Liquid                      securities and private
Longer Term                      activity bonds


WHO MAY WANT TO INVEST IN THE FUNDS?

The  funds  may be a good  investment  if you  are


  * a California resident or taxpayer


  * seeking current tax-free income

  * comfortable with risk based on California's economy

  * comfortable with the funds' other investment risks

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are


  * investing in an IRA or other tax-advantaged retirement plan


  * investing for long-term growth

  * looking for the added security of FDIC insurance

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+ An  investment  in the  funds  is not a bank  deposit  and is not  insured  or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Although the money market funds seek to preserve the value of your investment At $1.00 per share, it is possible to lose money by investing in them.

[END LEFT MARGIN CALLOUT]


2        American Century Investments                            1-800-345-2021


FEES AND EXPENSES


There are no sales loads, fees or other charges


*  to buy fund shares directly from American Century

*  to reinvest dividends in additional shares


*  to exchange into the Investor Class shares of other American Century funds

The following table describes the fees and expenses you will pay if you Buy and hold shares of the funds.


Annual Operating Expenses (expenses that are deducted from fund assets)

                              Management    Distribution and     Other          Total Annual
                              Fee(1)(2)     Service              Expenses       Fund Operating
                                            (12b-1) Fees                        Expenses
--------------------------------------------------------------------------------------------
California Tax-Free
Money Market                  0.50%         None                 0.00%(3)       0.50%

California Municipal
Money Market                  0.50%         None                 0.00%(3)       0.50%
--------------------------------------------------------------------------------------------
California Limited-Term
Tax-Free                      0.51%         None                 0.01%          0.52%

California
Intermediate-Term
Tax-Free                      0.51%         None                 0.00%(3)       0.51%

California Long-Term
Tax-Free.                     0.51%         None                 0.00%(3)       0.51%
--------------------------------------------------------------------------------------------
California Insured
Tax-Free                      0.51%         None                 0.00%(3)       0.51%
---------------------------------------------------------------------------------------------
California High-Yield
Municipal                     0.54%         None                 0.00%(3)       0.54%


(1) A portion of the management fee may be paid by the funds' advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

(2) Based on fund assets as of August 31, 1998. The funds have a stepped fee schedule. As a result, the funds' management fees generally decrease as fund assets increase. Please consult the Statement of Additional Information for more details about the funds' management fees.

(3) Other expenses, which include the fees and expenses of the funds' independent trustees, their legal counsel, interest and extraordinary expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Assuming you . . .

*  invest $10,000 in the fund

*  redeem all of your shares at the end of the periods shown below

*  earn 5% return each year

*  incur the same operating expenses shown above

 . . . your cost of investing in the fund would be:

                                           1 year      3 years        5 years       10 years
------------------------------------------------------------------------------------------
California Tax-Free Money Market             $51         $160           $279          $627
California Municipal Money Market
------------------------------------------------------------------------------------------
California Limited-Term Tax-Free             $53         $167           $290          $652
------------------------------------------------------------------------------------------
California Intermediate-Term  Tax-Free       $52         $163           $285          $640
California Long-Term Tax-Free
California Insured Tax-Free
------------------------------------------------------------------------------------------
California High-Yield Municipal              $55         $173           $301          $676


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+ Use this example to compare the costs of investing in other funds.  Of course, your actual costs may be higher or lower.

[END LEFT MARGIN CALLOUT]


www.americancentury.com                   American Century Investments      3



INFORMATION ABOUT THE FUNDS


CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These money market funds seek safety of principal and high current income that is exempt from federal and California income taxes. This is a fundamental policy and cannot be changed without shareholder approval.

HOW DO THE FUNDS IMPLEMENT THEIR INVESTMENT OBJECTIVES?


The funds invest in high-quality, very short-term debt securities that produce income that is exempt from federal and California income taxes.


What is the difference between the two funds?


* California Tax-Free Money Market's income is exempt from all federal income tax.

* California Municipal Money Market's income is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax.


What kinds of debt securities do the funds buy?


The funds buy HIGH-QUALITY, very short-term debt securities with income payments exempt from federal and California income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects, such as schools and roads.

California Municipal Money Market also buys high-quality, very short-term debt securities whose payments are exempt from federal and California income taxes, but not necessarily the federal alternative minimum tax. Cities, counties and other municipalities in California usually issue these securities (called private activity bonds) to fund for-profit private projects, such as athletic stadiums and hospitals.


WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUNDS?

Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.


[LEFT MARGIN CALLOUT]


+ Income from California Municipal Money Market may be subject to the alternative minimum tax. See "Taxes," page 22.

A HIGH-QUALITY debt security is one that has been determined to be in the top two credit quality categories. This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the funds' credit quality standards are described in the Statement of Additional Information.


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4        American Century Investments                             1-800-345-2021



FUND PERFORMANCE HISTORY

Annual Total Returns

The following bar chart shows the performance of the funds' shares for each of the last 10 calendar years (or for each full year in the life of the fund if less than 10 years). It indicates the volatility of the funds' historical returns from year to year.


[bar chart - data below]

                        1997      1996     1995    1994    1993     1992     1991      1990     1989     1988
California Tax-Free
Money Market            3.19%     3.07%    3.41%   2.42%   2.03%    2.49%    3.81%     5.16%    5.71%    4.67%

California Municipal
Money Market            3.23%     3.10%   3.49%    2.47%   2.09%    2.95%    4.61%


The funds' total returns for the period January 1, 1998, to September 30, 1998, are:

California Tax-Free  Money Market                  2.25%
California Municipal Money Market                  2.31%

Highest and Lowest Quarterly Returns

The highest and lowest returns of the funds' shares for a calendar quarter during the last 10 calendar years (or during the life of the fund if less than 10 years) are provided below to indicate the funds' historical short-term volatility.

[bar chart - data below]
                           California          California
                           Municipal            Tax-Free
                         Money Market          Money Market
Highest Return                1.18%               1.52%
End Date of Quarter
with Highest Return          9/30/91             6/30/89

Lowest Return                 0.47%               0.44%
End Date of Quarter
with Lowest Return           3/31/94            3/31/94

Average Annual Returns

The following table shows the average annual returns of the funds' shares for the periods indicated during the last 10 calendar years (or the life of the fund if less than 10 years).



                                                1 year       5 years       10 years     Life of Fund*
-------------------------------------------------------------------------------------------------
California Tax-Free Money Market                3.19%        2.82%         3.59%        3.85%
-------------------------------------------------------------------------------------------------
California Municipal Money Market               3.23%        2.87%         N/A          3.13%


* The inception date for California Tax-Free Money Market is November 9, 1983, and California Municipal Money Market is December 31, 1990.


[LEFT MARGIN CALLOUT]


+ The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future


+ For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

[END LEFT MARGIN CALLOUT]


www.americancentury.com                   American Century Investments         5


CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?


These funds seek safety of principal and high current income that is exempt from federal and California income taxes.


HOW DO THE FUNDS IMPLEMENT THEIR INVESTMENT OBJECTIVES?


The funds invest in QUALITY DEBT SECURITIES of differing maturities. The income from these securities is exempt from federal and California income taxes.


What is the difference between the three funds?

The funds differ in the maturity of the debt securities they purchase. This difference is shown in the chart below.

                                       Typical Maturity       Weighted
                                       of Investments         Average Maturity
-------------------------------------------------------------------------------
California Limited-Term Tax-Free         1-5 years            1-5 years
------------------------------------------------------------------------------
California Intermediate-Term  Tax-Free   4 or more years      5-10 years
-------------------------------------------------------------------------------
California Long-Term Tax-Free            7 or more years      10 or more years

What kinds of debt securities do the funds buy?


The funds primarily buy quality debt securities whose income payments are exempt
from  federal  and  California   income  taxes.   Cities,   counties  and  other
municipalities in California usually issue these securities for public projects

The funds also may use futures contracts and options as part of its investment strategy.


During unusual market conditions, the funds are permitted to keep a significant amount of their assets in cash or cash equivalents. If they do, they may not achieve their investment objectives and may generate taxable income.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUNDS?


The funds have different WEIGHTED AVERAGE MATURITIES. Because of this, the funds will respond differently to changes in interest rates. Funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of the funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.


Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.

The funds' share values will fluctuate. In general, the funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

                                           Potential Loss     Potential Income
---------------------------------------------------------------------------
California Limited-Term Tax-Free             Lower                Lower
---------------------------------------------------------------------------
California Intermediate-Term Tax-Free        Moderate             Moderate
---------------------------------------------------------------------------
California Long-Term Tax-Free                Higher               Higher

[LEFT MARGIN CALLOUT]


A QUALITY DEBT SECURITY is one that has been determined to be investment-grade. This can be established in a number of ways. For example, independent rating agencies may rate the security in one of their top four rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the funds' credit quality standards are described in the Statement of Additional Information.

WEIGHTED AVERAGE MATURITY is a measure of a fund's interest rate sensitivity. See "Weighted Average Maturity," page 12.


[END LEFT MARGIN CALLOUT]


6      American Century Investments                             1-800-345-2021


FUND PERFORMANCE HISTORY


Annual Total Returns

The following bar chart shows the performance of the funds' shares for each of the last 10 calendar years (or for each full year in the life of the fund if less than 10 years). It indicates the volatility of the funds' historical returns from year to year.


[bar chart - data below]

                         1997     1996     1995       1994       1993      1992     1991      1990     1989     1988
California
Intermediate-Term
Tax-Free                 7.45%     4.25%   13.52%     -3.72%     10.69%     7.09%   10.38%     6.99%    7.94%    5.91%

California
Long-Term Tax-Free       9.74%     3.59%   19.80%     -6.51%     13.74%     8.15%   11.80%     6.60%    9.76%    10.45%

California
Limited-Term Tax-Free    5.34%     3.93%   8.32%      -0.61%     5.92%


The funds' total returns for the period January 1, 1998, to September 30, 1998, are:

California Limited-Term  Tax-Free                        4.42%
California Intermediate-Term  Tax-Free                   5.58%
California Long-Term  Tax-Free                           6.59%


Highest and Lowest Quarterly Returns


The highest and lowest returns of the funds' shares for a quarter during the last 10 calendar years (or during the life of the fund if less than 10 years) are provided below to indicate the funds' historical short-term volatility.


[bar chart - data below]

                            California        California      California
                         Intermediate-Term      Long-Term      Limited-Term
                              Tax-Free          Tax-Free        Tax-Free
Highest Return                 5.25%             7.13%            2.99%
End Date of Quarter
with Highest Return           3/31/95           3/31/95         3/31/95

Lowest Return                 -3.98%            -5.71%          -1.35%
End Date of Quarter
with Lowest                   3/31/94           3/31/94         3/31/94


Average Annual Returns

The following table shows the average annual returns of the funds' shares for the periods indicated during the last 10 calendar years (or for the life of the fund if less than 10 years). The benchmarks are included for performance comparison. The benchmarks are unmanaged indices that have no operating costs.



                                         1 year      5 years     10 years      Life of Fund*
---------------------------------------------------------------------------------------
California Limited-Term Tax-Free          5.34%       4.54%        N/A            4.81%
Lehman 3-Yr Municipal Bond Index          5.48%       5.10%        N/A            5.24%
---------------------------------------------------------------------------------------
California Intermediate-Term  Tax-Free    7.45%       6.27%       6.96%           7.01%
Lehman 5-Yr General Oblication Index      6.48%       5.89%       6.93%           7.65%
---------------------------------------------------------------------------------------
California Long-Term Tax-Free             9.74%       7.69%       8.51%           8.60%
Lehman Long-Term Municipal Bond Index    11.30%       8.37%       9.81%          10.77%

* The inception date for California Limited-Term Tax-Free is June 1, 1992, California Intermediate-Term Tax-Free is November 9, 1983 and California Long-Term Tax-Free is November 9, 1983.


 [LEFT MARGIN CALLOUT]


+ The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future


+ For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

[END LEFT MARGIN CALLOUT]


www.americancentury.com                    American Century Investments        7


CALIFORNIA INSURED TAX-FREE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks safety of principal and high current income that is exempt from federal and California income taxes. The fund invests in insured California municipal securities.

HOW DOES THE FUND IMPLEMENT ITS INVESTMENT OBJECTIVE?

The fund invests in long-term INSURED DEBT SECURITIES.


* These debt securities feature income payments exempt from federal and California income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects.


* A debt security's insurance cannot be cancelled and guarantees interest and other payments will be made as scheduled.

The weighted average maturity of the fund is expected to be 10 years or longer.


The fund also may use futures contracts and options as part of its investment strategy.


During unusual market conditions, the fund is permitted to keep a significant amount of its assets in cash or cash equivalents. If it does, it may not achieve its investment objective and may generate taxable income.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUND?

The fund invests in long-term insured debt securities. Generally, funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of bond funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the fund invests primarily in California tax-free securities, it will be sensitive to events that affect California's economy. It may be riskier than funds that invest in a larger universe of securities.

The fund's investments are insured. This is significant because


  * the credit risk is less than that of funds investing in long-term debt securities without insurance

  * potential income is lower than that of funds investing in long-term debt securities without insurance


The fund's share value will fluctuate. In general, funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

[LEFT MARGIN CALLOUT]

An INSURED DEBT SECURITY is a debt security that

* is rated in the highest category by  an independent rating agency

* comes with insurance that guarantees interest and other payments will be made

* has interest and principal payments secured by a special account holding U.S. government securities



The fund's primary focus on insurance features is essentially a way to pursue very high credit-quality standards.



The insurance feature of the fund's investments is not a guarantee; the fund can still lose money.

[END LEFT MARGIN CALLOUT]


8         American Century Investments                          1-800-345-2021


FUND PERFORMANCE HISTORY


Annual Total Returns

The following bar chart shows the performance of the the fund's shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.


[bar chart - data below]

                   1997     1996    1995      1994    1993    1992     1991    1990    1989      1988
California
Insured Tax-Free   9.34%   3.70%   19.03%   -6.55%   13.45%   9.19%   11.27%   6.76%   10.31%   10.17%


The fund's total return for the period January 1, 1998, to September 30, 1998, is:

California Insured Tax-Free           6.36%


Highest and Lowest Quarterly Returns

The highest and lowest returns of the fund's shares for a quarter during the last 10 calendar years are provided below to indicate the fund's historical short-term volatility.

[bar chart - data below]
                           California Insured Tax-Free
Highest                                                  7.00%
End Date of Quarter with Highest Return                 3/31/95

Lowest Return                                           -6.00%
End Date of Quarter with Lowest Return                  3/31/94


Average Annual Returns

The following table shows the average annual returns of the fund's shares for the periods indicated during the last 10 calendar years. The is included for performance comparison. The benchmark is an unmanaged index that has no operating costs.

                                        1 year   5 years   10 years
------------------------------------------------------------------
California Insured Tax-Free               9.34%    7.43%      8.47

Lehman Long-Term Municipal Bond Index    11.30%    8.37%      9.81

The inception date for California Insured Tax-Free is December 30, 1986.


[LEFT MARGIN CALLOUT]


+ The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the fund will perform in the future


+ For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

[END LEFT MARGIN CALLOUT ]


www.americancentury.com                    American Century Investments        9


CALIFORNIA HIGH-YIELD MUNICIPAL FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The fund seeks high current income that is exempt from federal and California income taxes.

HOW DOES THE FUND IMPLEMENT ITS INVESTMENT OBJECTIVE?

The fund invests in long-term and intermediate-term debt securities.


* These debt securities feature income payments that are exempt from federal and California income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects, such as schools and roads.


* The fund also buys debt securities whose payments are exempt from California and regular federal income taxes, but not the federal alternative minimum tax. Cities, counties and other municipalities in California usually issue these securities to fund for-profit private projects, such as athletic stadiums and hospitals.


* Many of the debt securities that the fund buys are considered below investment grade (so-called "junk bonds"). Issuers of these securities often have short financial histories or have questionable credit.

The fund also may use futures contracts and options as part of its investment strategy.


During unusual market conditions, the fund is permitted to keep a significant amount of its assets in cash or cash equivalents. If it does, it may not achieve its investment objective and may generate taxable income.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUND?

The fund's investments often have high credit risk. The fund's share value may fluctuate significantly more than other bond funds because the fund invests in lower-rated debt securities. If you sell your shares when their value is less than the price you paid, you will lose money.


The fund invests in long-term debt securities. Generally, funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of bond funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.


Because the fund invests primarily in California tax-free securities, it will be sensitive to events that affect California's economy. It may be riskier than funds that invest in a broader universe of securities.

The fund has the highest potential income and the highest potential loss of any of our California funds.

[LEFT MARGIN CALLOUT]


+ Income from California High-Yield Municipal may be subject to the alternative minimum tax. See "Taxes," page 22.


[END LEFT MARGIN CALLOUT]


10       American Century Investments                           1-800-345-2021


FUND PERFORMANCE HISTORY


Annual Total Returns

The following bar chart shows the performance of the fund's shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.


[bar chart - data below]

                         1997   1996      1995    1994    1993     1992    1991     1990    1989    1988
California
High-Yield Municipal    10.50%   5.89%   18.29%  -5.36%   13.18%   9.17%   10.91%   5.65%    9.68%  12.45%


The fund's total return for the period January 1, 1998, to September 30, 1998, are:

California High-Yield Municipal        6.57%


Highest and Lowest Quarterly Returns

The highest and lowest returns of the fund's shares for a quarter during the last 10 calendar years are provided below to indicate the fund's historical short-term volatility.

[bar chart - data below]
                                       California High-Yield Municipal
Highest Return                                   7.18%
End Date of Quarter with Highest Return         3/31/95

Lowest Return                                    -4.54%
End Date of Quarter with Lowest Return          3/31/94


Average Annual Returns

The following table shows the average annual returns of the fund's shares for the periods indicated during the last 10 calendar years. The benchmark is included for performance comparison. The benchmark is an unmanaged index that has no operating costs.

                                         1 year     5 years   10 years
---------------------------------------------------------------------
California High-Yield Municipal          10.50%      8.20%       8.87%
Lehman Long-Term Municipal Bond Index    11.30%      8.37%       9.81%

The inception date of California High-Yield Municipal is December 30, 1986.


[LEFT MARGIN CALLOUT]


+ The performance information on this page is designed to help you see how fund returns can vary. Keep in mind that past performance does not predict how the fund will perform in the future.


+ For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.

[END LEFT MARGIN CALLOUT]


www.americancentury.com                    American Century Investments      11


BASICS OF FIXED INCOME INVESTING

DEBT SECURITIES


When a fund buys a debt security, which is also called a fixed income security, it is essentially lending money to the issuer of the security. Notes, bonds, commercial paper and Treasury bills are examples of debt securities. After the issuer first sells the debt security, it may be bought and sold by other investors. The price of the security may rise or fall based on many factors, including changes in interest rates, inflation and liquidity.

The fund managers decide which debt securities to buy and sell by


*  determining which securities help a fund meet its maturity requirements


* identifying securities that do not satisfy a fund's credit quality requirements


* evaluating the current economic conditions and assessing the risk of inflation

* evaluating special features of the securities that may make them more or less attractive

WEIGHTED AVERAGE MATURITY

Like most loans, debt securities eventually must be repaid (or refinanced) at some date. This date is called the maturity date. The number of days left to a debt security's maturity date is called the remaining maturity. The longer a debt security's remaining maturity, the more sensitive it is to changes in interest rates.


Because a bond fund will own many debt securities, the fund managers calculate the average of the remaining maturities of all of the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund's individual holdings and is called WEIGHTED AVERAGE MATURITY. The following chart shows how a fund manager would calculate the weighted average maturity for a fund that owned only two debt securities.


                            Amount of        Percent of  Remaining    Weighted
                            Security Owned   Portfolio   Maturity     Maturity
--------------------------------------------------------------------------------
Debt Security A             $100,000         25%         1,000 days   250 days
--------------------------------------------------------------------------------
Debt Security B             $300,000         75%         10,000 days  7500 days
--------------------------------------------------------------------------------
Weighted Average Maturity                                             7,750 days

TYPES OF RISK

The basic types of risk that the funds face are described below.

INTEREST RATE RISK

Generally, interest rates and the prices of debt securities move in opposite directions. So when interest rates fall, the prices of most debt securities rise; when interest rates rise, prices fall. Because the funds invest primarily in debt securities, changes in interest rates will affect the funds' performance.


The degree to which interest rate changes affect the funds' performance varies and is related to the weighted average maturity of each fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true. This sensitivity to interest rate changes is called interest rate risk.



[LEFT MARTIN CALLOUT]


WEIGHTED AVERAGE MATURITY is a tool that the fund managers use to approximate the remaining maturity of a fund's investment portfolio.


+ The longer a fund's weighted average maturity, the more sensitive it is to changes in interest rates.

[END LEFT MARGIN CALLOUT]


12        American Century Investments                          1-800-345-2021


[LEFT MARTIN CALLOUT]


Credit  quality  may be lower  when the issuer has
* a high debt level
* a short operating history
* a senior level of debt
* a difficult, competitive environment


+ The Statement of Additional Information provides a detailed description of these securities ratings.

[END LEFT MARGIN CALLOUT]

When interest rates change, longer maturity bonds experience a greater change in price. The following table shows the effect of a 1% increase in interest rates on the price of 7% coupon bonds of differing maturities:


Remaining Maturity    Current Price   Price After 1% Increase   Change in Price
---------------------------------------------------------------------------
1 year                 $100.00               $99.06              -0.94%
---------------------------------------------------------------------------
3 years                $100.00               $97.38              -2.62%
---------------------------------------------------------------------------
10 years               $100.00               $93.20              -6.80%
---------------------------------------------------------------------------
30 years               $100.00               $88.69             -11.31%


CREDIT RISK


Credit risk is the risk that an obligation won't be paid and a loss will result. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and be able to make interest and principal payments on time. Generally, a lower credit rating indicates a greater risk of non-payment. A lower rating also may indicate that the issuer has a more senior series of debt securities, which means that if the issuer has difficulties making its payments, the more senior series of debt is first in line for payment.

It's not as simple as buying the highest-rated debt securities, though. Higher credit ratings usually mean lower interest rates, so investors often purchase securities that aren't the highest rated to increase return. If a fund purchases lower-rated securities, it assumes additional credit risk.


The following chart shows the authorized credit quality ranges for the funds offered by this Prospectus.

[bar chart - data below]

-------------------------------------------------------------
                              Quality
-------------------------------------------------------------
                High Quality
--------------------------------------------
                                         A-1               A-2           A-3
                                         P-1               P-2           P-3
                                       MIG-1             MIG-2         MIG-3
                                        SP-1              SP-2          SP-3
                                 AAA      AA        A      BBB      BB        B     CCC       CC        C        D
-------------------------------------------------------------------------------------------------------------------
California Tax-Free
Money Market                     X         X
-------------------------------------------------------------------------------------------------------------------
California Municipal
Money Market                     X         X
-------------------------------------------------------------------------------------------------------------------
California
Limited-Term Tax-Free            X         X         X      X
-------------------------------------------------------------------------------------------------------------------
California
Long-Term Tax-Free               X         X         X      X
-------------------------------------------------------------------------------------------------------------------
California
Intermediate-Term Tax-Free       X         X         X      X
-------------------------------------------------------------------------------------------------------------------
California
Insured Tax-Free*                X
-------------------------------------------------------------------------------------------------------------------
California High-Yield
Municipal                        X         X         X      X         X       X       X        X         X         X
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       INVESTMENT GRADE                                           NON-INVESTMENT GRADE
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Securities rated in one of the highest four categories by a nationally recognized securities organization (e.g., Moody's or Standard & Poor's) are considered "investment grade." Although they are considered investment grade, an investment in these securities still involves some credit risk since a AAA rating is not a guarantee of payment. For a complete description of the ratings system, see "Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information. The funds' credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.


LIQUIDITY RISK

Debt securities can become difficult to sell for a variety of reasons, such as lack of an active trading market. When a fund's investments become difficult to sell, it is said to have a problem with liquidity. The chance that a fund will have liquidity issues is called liquidity risk.


www.americancentury.com                     American Century Investments      13


INFLATION RISK


The safest investments usually have the lowest potential income and performance. During periods of high inflation, shorter-term fixed income investments typically perform better. This reflects the high short-term demand for money when inflation is high. The risk that your short-term performance will suffer during periods of high inflation is called inflation risk.


A COMPARISON OF BASIC RISK FACTORS

The following chart depicts the basic risks of investing in the funds. It is designed to help you compare these funds with each other; it shouldn't be used to compare these funds with other mutual funds.


                              Interest Rate Risk     Credit Risk        Liquidity Risk      Inflation Risk
------------------------------------------------------------------------------------------------------
California Tax-Free
Money Market                  Lowest                 Lowest             Lowest              Lowest
------------------------------------------------------------------------------------------------------
California Municipal
Money Market                  Lowest                 Lowest             Lowest              Lowest
------------------------------------------------------------------------------------------------------
California Limited-Term
Tax-Free                      Low                    Medium             Medium              Low
------------------------------------------------------------------------------------------------------
California Intermediate-
Term Tax-Free                 Medium                 Medium             Medium              Medium
------------------------------------------------------------------------------------------------------
California Long-Term
Tax-Free                      High                   Medium             Medium              High
------------------------------------------------------------------------------------------------------
California Insured
Tax-Free                      High                   Low                Medium              High
------------------------------------------------------------------------------------------------------
California High-Yield
Municipal                     Highest                Highest            Highest             Highest


The funds engage in a variety of investment techniques as they pursue their investment objectives. Each technique has its own characteristics and may pose some level of risk to the funds. If you would like to learn more about these techniques, you should review the Statement of Additional Information before making an investment.


14        American Century Investments                           1-800-345-2021


MANAGEMENT

WHO MANAGES THE FUNDS?


The Board of Trustees, investment advisor and fund management team play key roles in the management of the funds.


THE BOARD OF TRUSTEES


The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the funds, it has hired an investment advisor to do so. More than half of the Trustees are independent of the funds' advisor; that is, they are not employed by and have no financial interest in the advisor.


THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc. The advisor has been managing mutual funds since 1958. American Century is headquartered at 4500 Main Street, Kansas City, Missouri 64111.


The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during their most recent fiscal years, the advisor received a unified management fee based on a percentage of the average net assets of the funds. The rate of the management fee for a fund is determined monthly using a two-step formula that takes into account a fund's strategy (money market, bond or equity) and the total amount of mutual fund assets the advisor manages. The Statement of Additional Information contains detailed information about the calculation of the management fee. Out of that fee, the advisor paid all expenses of managing and operating the funds except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees) and extraordinary expenses.

Management Fees Paid by the Funds to the Advisor as a Percentage of Average Net Assets for the Most Recent Fiscal Year Ended August 31, 1998
-------------------------------------------------
California Tax-Free Money Market            0.50%
-------------------------------------------------
California Municipal Money Market           0.50%
-------------------------------------------------
California Limited-Term Tax-Free            0.51%
-------------------------------------------------
California Intermediate-Term Tax-Free       0.51%
-------------------------------------------------
California Long-Term Tax-Free               0.51%
-------------------------------------------------
California Insured Tax-Free                 0.51%
-------------------------------------------------
California High-Yield Municipal             0.54%



www.americancentury.com                   American Century Investments      15


THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. Teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

Portfolio manager members of the investment teams are identified below:

G. DAVID MACEWEN
Mr. MacEwen, Vice President and Senior Portfolio Manager, is a member of the teams that manage California Long-Term Tax-Free and California Insured Tax-Free since May 1991. He joined American Century in May 1991 as Municipal Portfolio Manager. He has a bachelor's in economics from Boston University and an MBA in finance from the University of Delaware.

STEVEN M. PERMUT
Mr. Permut, Vice President, Senior Portfolio Manager and Director of Municipal Research, has been a member of the team that manages California High-Yield Municipal since January 1988. He joined American Century in June 1987. He has a bachelor's in business and geography from State University of New York - Oneonta and an MBA in finance from Golden Gate University - San Francisco.

COLLEEN M. DENZLER
Ms. Denzler, Senior Portfolio Manager, has been a member of the team that manages California Intermediate-Term Tax-Free since January 1996. Prior to joining American Century in January 1996, she was a Portfolio Manager with the Calvert Group for 10 years, specializing in state tax-exempt portfolios. She has a bachelor's in finance from Radford University. She is a Chartered Financial Analyst.

JOEL SILVA
Mr. Silva, Senior Portfolio Manager, has been a member of the team that manages California Limited-Term Tax-Free since June 1993. He joined American Century in August 1989. He has a bachelor's from California Polytechnic University and an MBA in corporate finance from California State University - Hayward.

BRYAN E. KARCHER
Mr. Karcher, Portfolio Manager, has been a member of the teams that manage California Tax-Free Money Market and California Municipal Money Market since April 1995. He joined American Century in 1989 and has been a portfolio manager since June 1995. He has a bachelor's in economics from the University of California - Los Angeles. He is a Chartered Financial Analyst.

TODD PARDULA
Mr. Pardula, Portfolio Manager, has been a member of the teams that manage California Tax-Free Money Market and California Municipal Money Market since May 1994. He joined American Century in February 1990 as an Investor Services Representative. He also was an Associate Municipal Credit Analyst for two years. He has a bachelor's in finance from Santa Clara University. He is a Chartered Financial Analyst.


[LEFT MARGIN CALLOUT]

+ CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

[END LEFT MARGIN CALLOUT]


16        American Century Investments                          1-800-345-2021


FUNDAMENTAL INVESTMENT POLICIES

Fundamental  investment  policies  contained  in  the  Statement  of  Additional
Information and the investment objectives of the funds may not be changed without a shareholder vote. The Board of Trustees may change any other policies and investment strategies.

YEAR 2000 ISSUES

Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the funds, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the funds' other major service providers.

Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the funds' business, particularly the provision of shareholder services, may be hampered.


In addition, the issuers of securities the funds own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the funds' performance. The advisor has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the fund manager may consider when making investment decisions, and other factors may receive greater weight.



www.americancentury.com                   American Century Investments       17


INVESTING WITH AMERICAN CENTURY

SERVICES AUTOMATICALLY AVAILABLE TO YOU


You automatically will have access to the services listed below when you open your account. If you do not want these services, see "Conducting Business in Writing" below.


CONDUCTING BUSINESS IN WRITING


If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor Service Options form.


WAYS TO MANAGE YOUR ACCOUNT
------------------------------------------------------------------------------
BY TELEPHONE


Investor Services
1-800-345-2021

Corporate; Not-For-Profit; Foundations; Endowments
1-800-345-3533

Automated Information Line
1-800-345-8765


[illustration of telephone]

OPEN AN ACCOUNT


If you are a current investor, you can open an account by exchanging shares from another American Century account. (This service is not available if you have chosen to do business in writing only.)

EXCHANGE SHARES


Call us or use our Automated Information Line if you have authorized us to accept telephone instructions.

MAKE ADDITIONAL INVESTMENTS

Call us or use our Automated Information Line if you have authorized us to invest from your bank account.

SELL SHARES

Call an Investor Services Representative.

------------------------------------------------------------------------------
BY MAIL OR FAX

P.O. Box 419200
Kansas City, MO 64141-6200

Fax
816-340-7962

[illustration of letter]

OPEN AN ACCOUNT

Send a signed and completed application and check or money order payable to American Century Investments.

EXCHANGE SHARES

Send us written instructions to exchange your shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Send us your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don't have an investment slip, include your name, address and account number on your check or money order.

SELL SHARES

Send us written instructions to sell shares or send us a redemption form. Call an Investor Services Representative to request a form.

------------------------------------------------------------------------------
ONLINE

www.americancentury.com

OPEN AN ACCOUNT

[illustration of computer]


If you are a current investor, you can open an account by exchanging shares from another American Century account. (This service is not available if you have chosen to do business in writing only.)


EXCHANGE SHARES

Exchange shares from another American Century account.

MAKE ADDITIONAL INVESTMENTS


Make an additional investment into an established American Century account if You have authorized us to invest from your bank account.


SELL SHARES

Not available.


18        American Century Investments                           1-800-345-2021


A NOTE ABOUT MAILINGS TO SHAREHOLDERS


To reduce expenses and show respect for our environment, we will deliver most financial reports, prospectuses and account statements to households in a single envelope, even if the accounts are registered under different names. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


YOUR GUIDE TO SERVICES AND POLICIES


When you open an account, you will receive a services guide, which explains the services available to you and the policies of the fund and the transfer agent.


------------------------------------------------------------------------------
BY WIRE

+ Please remember that if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

[illustration of wire machine]

OPEN AN ACCOUNT

Call us to set up your account or mail a completed application to the address provided in the "By mail" section and give your bank the following information:

* Our bank information
       Commerce Bank N.A.
       Routing No. 101000019
       Account No. 2804918
* The fund name
* Your American Century account number*
* Your name

* For additional investments

MAKE ADDITIONAL INVESTMENTS

Follow the wire instructions provided in the "Open an account" section.

SELL SHARES

You can receive redemption proceeds by wire or electronic transfer. (This service is not available if you have chosen to do business in writing only.)

EXCHANGE SHARES

Not applicable.

------------------------------------------------------------------------------
AUTOMATICALLY

[illustration of rotating arrows]

OPEN AN ACCOUNT

Not available.

EXCHANGE SHARES

Send us written instructions to set up an automatic exchange of shares from one American Century account to another.

MAKE ADDITIONAL INVESTMENTS

Select "Establish Automatic Investments" on your application to make automatic purchases of shares on a regular basis. You must invest at least $600 per year per account.

SELL SHARES

If you have at least $10,000 in your account, sell shares automatically by establishing a Check-A-Month or an Automatic Redemption.

------------------------------------------------------------------------------
IN PERSON

[illustration of a person]

If you prefer to handle your transactions in person, visit one of the Investor Centers listed below. A representative can help you open an account, make additional investments and sell or exchange shares.

4500 Main Street                        4917 Town Center Dr.
Kansas City, Missouri                   Leawood, Kansas
8 a.m. to 5 p.m.                        8 a.m. to 6 p.m., Monday - Friday
                                        8 a.m. to noon, Saturday

1665 Charleston Road
Mountain View, California               2000 S. Colorado Blvd.
8:30 a.m. to 5 p.m.                     Denver, Colorado
                                        8:30 a.m. to 5 p.m.


www.americancentury.com                   American Century Investments        19


MINIMUM INITIAL INVESTMENT AMOUNTS*

[LEFT MARGIN CALLOUT]

+Financial intermediaries include banks, broker-dealers, insurance companies and investment advisors.

[END LEFT MARGIN CALLOUT]

To open an account, the minimum
investments are as follows:                 Money Markets       Other Funds
------------------------------------------------------------------------
Individual or Joint                              $2,500           $5,000
------------------------------------------------------------------------
UGMA/UTMA                                        $2,500           $5,000
------------------------------------------------------------------------
Corporate/Foundations/Endowments                 $2,500           $5,000

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your redemptions cause your account to fall below the minimum initial investment amount, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.

INVESTING THROUGH FINANCIAL INTERMEDIARIES*


If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

* minimum investment requirements
* exchange policies
* fund choices
* cut-off time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statements of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although transactions in fund shares may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with American Century or the funds.


American Century has contracts with certain financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The funds have authorized those intermediaries to accept orders on each fund's behalf up to the time at which the net asset value is determined. Such orders will be priced at the net asset value next determined after receipt of the request in good order on a fund's behalf.


* The funds in this Prospectus are not available for retirement accounts.


20     American Century Investments                             1-800-345-2021


SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

[LEFT MARGIN CALLOUT]

The NET ASSET VALUE of a fund is the price of the fund's shares.

CAPITAL GAINS are increases in value of capital assets, such as stock from the time they are purchased. Tax becomes due on capital gains once an asset is sold.

[END LEFT MARGIN CALLOUT]


American Century determines the NET ASSET VALUE of the funds as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) each day the Exchange is open. On days when the Exchange is not open, we do not calculate the net asset value. The net asset value of a fund share is the current value of the fund's investments, minus any liabilities, divided by the number of fund shares outstanding.


If current prices of securities owned by a fund are not readily available from an independent pricing service, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board of Trustees.

We will price your purchase, exchange or redemption at the net asset value next determined after we receive your transaction request in good order.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized on the sale of investment securities.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information regarding distributions and your distribution options.

Money Market Funds

Each money market fund declares distributions from net income daily. These distributions are paid on the last Friday of each month.

You will begin to participate in fund distributions the day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem. If you redeem all shares, we will include the distribution with your redemption proceeds. Effective January 19, 1999, you will begin to participate in fund distributions on the day your instructions to purchase are received if you

*  notify us of your purchase prior to 11 a.m. Central time AND

* pay for your purchase by bank wire transfer prior to 3 p.m. Central time on the same day

Also, we will wire redemptions to you by the end of the business day if you request your redemption before 11 a.m. Central Time.

Other Funds

Each fund pays distributions from net income quarterly. Each fund generally pays capital gain distributions, if any, once a year. A fund may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.

You will begin to participate in fund distributions the day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem. If you redeem all shares, we will include the distribution with your redemption proceeds.


www.americancentury.com                   American Century Investments        21


TAXES


Fund   distributions   are  taxable  to  most   investors.   The  taxability  of
distributions is not affected by how long you have been in the fund or whether you reinvest your distributions or take them in cash.

TAXABILITY OF DISTRIBUTIONS


TAX-EXEMPT INCOME. Most of the income the funds receive from California municipal securities is exempt from California and regular federal income taxes. However, corporate shareholders should be aware that these distributions are subject to California's corporate franchise tax.

Certain funds also may purchase private activity bonds. The income from these securities is subject to the federal alternative minimum tax. If you are subject to the alternative minimum tax, then distributions from the funds that represent income derived from private activity bonds are taxable to you. Consult your tax advisor to determine whether you are subject to the alternative minimum tax.

TAXABLE INCOME. The funds' investment performance also is based on sources other than income from California municipal securities. These investment performance sources, while not the primary source of fund distributions, will generate taxable income to you. Some of these investment performance sources are

  * Market Discount Purchases. The funds may buy a tax-exempt security for a price less than the principal amount of the bond. If the price of the bond increases over time, a portion of the gain may be treated as ordinary income and taxable as ordinary income if it is distributed to you.

  * Capital Gains. When a fund sells a security, even a tax-exempt municipal security, it can generate a capital gain or loss, which you must report on your tax return.

  * Temporary Investments. Some temporary investments, such as securities loans and repurchase agreements, can generate taxable income.



Type of Distribution      Tax Rate for 15% Bracket     Tax Rate for 28% Bracket or Above
------------------------------------------------------------------------------------
Income                    Ordinary income rate         Ordinary income rate
------------------------------------------------------------------------------------
Short-term capital gains  Ordinary income rate         Ordinary income rate
------------------------------------------------------------------------------------
Long-term capital gains   10%                          20%


American Century will detail the tax status of fund distributions for each calendar year in an annual tax statement from the fund.


Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, always consult your tax advisor about federal, state and local tax consequences.

TAXES ON TRANSACTIONS. Your redemptions -- including exchanges to other American Century funds -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares held less than or equal to 12 months. Long-term capital gains are gains on fund shares held for more than 12 months.


[LEFT MARGIN CALLOUT]

+ BUYING A DIVIDEND


Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.


The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

 [END LEFT MARGIN CALLOUT]


22        American Century Investments                           1-800-345-2021


FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS


The tables on the next few pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, each table includes


*  share price at the beginning of the period

*  investment income and capital gains or losses

*  distributions of income and capital gains paid to shareholders

*  share price at the end of the period


Each table also includes some key statistics for the period


* Total Return--the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  Expense Ratio--operating expenses as a percentage of average net assets

*  Net Income Ratio--net investment income as a percentage of average net asset

*  Portfolio Turnover--the percentage of the fund's buying and selling activity


The Financial Highlights for the fiscal year ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants. Their report is included in the funds' annual reports, which is incorporated by reference into the Statement of Additional Information, and is available upon request. Prior years' information was audited by other independent auditors whose report thereon also is incorporated by reference into the Statement of Additional Information.



www.americancentury.com                   American Century Investments       23


CALIFORNIA TAX-FREE MONEY MARKET FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                       1998            1997            1996           1995            1994
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year     $1.00           $1.00           $1.00           $1.00          $1.00
--------------------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income            $0.03           $0.03           $0.03           $0.03          $0.02
      ---------------------------------------------------------------------------------------------------
Distributions
      From Net Investment Income     $(0.03)         $(0.03)          $(0.03)         $(0.03)        $(0.02)
      ---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00           $1.00           $1.00           $1.00          $1.00
=========================================================================================================
Total Return(1)                        3.12%           3.17%           3.12%           3.31%          2.09%

RATIOS/SUPPLEMENTAL DATA
                                        1998            1997            1996           1995            1994
--------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   0.50%           0.49%           0.49%           0.52%           0.50%

Ratio of Net Investment
Income to Average Net Assets            3.07%           3.10%           3.12%           3.28%           2.07%

Net Assets,
End of Year (in thousands)            $455,994        $417,784        $425,846        $414,099        $371,074

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


24       American Century Investments                           1-800-345-2021


CALIFORNIA MUNICIPAL MONEY MARKET FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                        1998           1997            1996            1995           1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year     $1.00           $1.00           $1.00           $1.00          $1.00
------------------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income             $0.03          $0.03           $0.03           $0.03          $0.02
      -------------------------------------------------------------------------------------------------
Distributions
      From Net Investment Income       $(0.03)       $(0.03)          $(0.03)         $(0.03)        $(0.02)
      -------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00           $1.00           $1.00           $1.00          $1.00
=======================================================================================================
Total Return(1)                        3.20%           3.15%           3.23%           3.35%          2.15%

RATIOS/SUPPLEMENTAL DATA
                                       1998           1997            1996            1995           1994
------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.50%          0.52%           0.53%            0.53%          0.51%

Ratio of Net Investment
Income to Average Net Assets          3.16%          3.10%           3.20%            3.31%          2.13%

Net Assets,
End of Year (in thousands)           $172,592      $170,477         $196,520         $191,722       $243,701

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


www.americancentury.com                   American Century Investments      25


CALIFORNIA LIMITED-TERM TAX-FREE FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                            1998       1997        1996        1995       1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.30      $10.19      $10.23      $10.12     $10.34
----------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income                 $0.42       $0.43       $0.43       $0.41      $0.38
      Net Realized and
      Unrealized Gain (Loss)
      on Investment Transactions            $0.13       $0.11      $(0.04)      $0.11      $(0.18)
      ----------------------------------------------------------------------------------------
      Total From Investment Operations      $0.55       $0.54       $0.39       $0.52       $0.20
      ----------------------------------------------------------------------------------------
Distributions
      From Net Investment Income           $(0.42)     $(0.43)     $(0.43)     $(0.41)    $(0.38)
      In Excess of Net Realized Gains           -           -           -           -     $(0.04)
      ----------------------------------------------------------------------------------------
      Total Distributions                  $(0.42)     $(0.43)     $(0.43)     $(0.41)    $(0.42)
      ----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.43      $10.30      $10.19      $10.23     $10.12
==============================================================================================
Total Return(1)                             5.40%       5.42%       3.87%       5.33%      1.90%

RATIOS/SUPPLEMENTAL DATA
                                            1998       1997        1996        1995       1994
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       0.52%       0.49%       0.49%       0.51%       0.51%

Ratio of Net Investment Income
to Average Net Assets                       4.02%       4.20%       4.20%       4.10%       3.68%

Portfolio Turnover Rate                       44%         47%         44%         50%         66%

Net Assets,
End of Year (in thousands)                $130,137    $126,631    $103,707    $104,723    $120,627

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


26       American Century Investments                           1-800-345-2021


CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                         1998           1997            1996            1995           1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $11.27          $11.05          $11.06          $10.86         $11.36
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income              $0.52           $0.54          $0.54           $0.54          $0.54
      Net Realized and
      Unrealized Gain (Loss)
      on nvestment Transactions          $0.25          $0.25          $(0.01)          $0.20         $(0.41)
      ------------------------------------------------------------------------------------------------------
      Total From
      Investment Operations               $0.77          $0.79           $0.53           $0.74          $0.13
      ------------------------------------------------------------------------------------------------------
Distributions
      From Net Investment Income        $ 0.52)         $(0.54)        $(0.54)          $0.54)          $(0.54)
      From Net Realized Gains
      on Investment Transactions        $(0.15)         $(0.03)               -               -         $ 0.08)
      In Excess of Net Realized Gains      -               -                 -               -          $(0.01)
      ------------------------------------------------------------------------------------------------------
      Total Distributions               $(0.67)         $(0.57)        $(0.54)          $(0.54)         $(0.63)
      ------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $11.37          $11.27          $11.05          $11.06         $10.86
============================================================================================================
Total Return(1)                           7.00%           7.39%           4.79%           7.09%          1.11%

RATIOS/SUPPLEMENTAL DATA
                                           1998           1997            1996            1995           1994
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      0.51%           0.48%           0.48%           0.48%           0.48%

Ratio of Net Investment Income
to Average Net Assets                      4.60%           4.81%           4.87%           5.02%           4.82%

Portfolio Turnover Rate                      28%             42%             36%             25%             44%

Net Assets,
End of Year (in thousands)              $460,604        $435,440        $430,950        $417,550        $448,293

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


www.americancentury.com                   American Century Investments       27


CALIFORNIA LONG-TERM TAX-FREE FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                              1998           1997            1996            1995           1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.48          $11.06          $10.94          $10.88         $12.02
--------------------------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income                  $0.59           $0.61           $0.61           $0.62          $0.63
      Net Realized and
      Unrealized Gain (Loss)
      on Investment Transactions             $0.44           $0.44           $0.12           $0.12         $(0.71)
      --------------------------------------------------------------------------------------------------------
      Total From Investment Operations       $1.03           $1.05           $0.73           $0.74         $(0.08)
      --------------------------------------------------------------------------------------------------------
Distributions
      From Net Investment Income            $(0.59)        $(0.61)         $(0.61)         $(0.62)         $(0.63)
      From Net Realized Gains on
      Investment Transactions               $(0.20)         $(0.02)               -         $(0.06)        $(0.43)
      --------------------------------------------------------------------------------------------------------
      Total Distributions.                  $(0.79)         $(0.63)         $(0.61)         $(0.68)        $(1.06)
      --------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.72          $11.48          $11.06          $10.94         $10.88
==============================================================================================================
Total Return(1)                              9.25%           9.70%           6.77%           7.21%        (0.78)%

RATIOS/SUPPLEMENTAL DATA
                                              1998           1997            1996            1995           1994
--------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        0.51%           0.48%           0.48%           0.49%           0.48%

Ratio of Net Investment
Income to Average Net Assets                 5.07%           5.40%           5.48%           5.84%           5.51%

Portfolio Turnover Rate                        36%             50%             42%             60%             62%

Net Assets,
End of Year (in thousands)                $325,194        $304,671        $288,022        $276,085        $277,477

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


28       American Century Investments                           1-800-345-2021


CALIFORNIA INSURED TAX-FREE FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                                1998           1997            1996            1995           1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.37           $10.00          $9.89            $9.67         $10.64
--------------------------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income                 $0.51            $0.53            $0.53            $0.53       $0.53
      Net Realized and
      Unrealized Gain (Loss)
      on Investment Transactions            $0.39            $0.37            $0.11            $0.22       $(0.69)
      --------------------------------------------------------------------------------------------------------
      Total From Investment Operations      $0.90            $0.90            $0.64            $0.75       $(0.16)
      --------------------------------------------------------------------------------------------------------
Distributions
      From Net Investment Income           $(0.51)          $(0.53)          $(0.53)          $(0.53)      $(0.53)
      From Net Realized Capital Gains      $(0.16)             --              --              --          $(0.21)
      In Excess of Net Realized Gains          --              --              --              --          $(0.07)
      --------------------------------------------------------------------------------------------------------
      Total Distributions                  $(0.67)         $(0.53)          $(0.53)          $(0.53)       $(0.81)
      --------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.60          $10.37          $10.00            $9.89         $9.67
==============================================================================================================
Total Return(1)                             8.96%           9.25%           6.60%            8.09%        (1.68)%

RATIOS/SUPPLEMENTAL DATA
                                                1998           1997            1996            1995           1994
--------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.51%           0.48%           0.49%           0.50%           0.49%

Ratio of Net Investment Income
to Average Net Assets                         4.91%           5.23%           5.30%           5.54%           5.20%

Portfolio Turnover Rate.                        31%             46%             43%             40%             47%

Net Assets,
End of Year (in thousands)                   $215,509        $189,145        $191,811        $178,913     $189,439

(1)Total   return   assumes   reinvestment   of   dividends   and  capital  gain
   distributions, if any.


www.americancentury.com                  American Century Investments         29


CALIFORNIA HIGH-YIELD MUNICIPAL FUND

For a share outstanding throughout the years ended August 31

PER-SHARE DATA
                                             1998       1997       1996       1995      1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.68        $9.27      $9.11      $9.06     $9.66
-------------------------------------------------------------------------------------------
Income From Investment Operations
      Net Investment Income                 $0.51        $0.55      $0.56      $0.56     $0.56
      Net Realized and
      Unrealized Gain (Loss)
      on Investment Transactions            $0.37        $0.41      $0.16      $0.05    $(0.48)
      --------------------------------------------------------------------------------------
      Total From Investment Operations      $0.88        $0.96      $0.72      $0.61     $0.08
      --------------------------------------------------------------------------------------
Distributions
      From Net Investment Income            $(0.51)     $(0.55)    $(0.56)    $(0.56)    $(0.56)
      From Net Realized Capital Gains       $(0.12)           -          -          -    $(0.12)
      --------------------------------------------------------------------------------------
      Total Distributions                   $(0.63)     $(0.55)    $(0.56)    $(0.56)    $(0.68)
      --------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.93       $9.68      $9.27      $9.11     $9.06
============================================================================================
Total Return(1)                              9.35%      10.61%      8.02%      7.09%     0.87%

RATIOS/SUPPLEMENTAL DATA
                                             1998       1997       1996       1995      1994
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        0.54%       0.50%      0.51%      0.51%      0.51%

Ratio of Net Investment Income
to Average Net Assets.                       5.23%       5.77%      5.99%      6.30%      6.02%

Portfolio Turnover Rate                        36%         46%        36%        40%        43%

Net Assets,
End of Year (in thousands)                 $303,842    $192,831    $144,675   $116,166   $116,000

(1)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions, if any.


30       American Century Investments                           1-800-345-2021


NOTES


www.americancentury.com                   American Century Investments        31


NOTES


32        American Century Investments                           1-800-345-2021


[inside back cover]

AT YOUR SERVICE


MAKE ANY TRANSACTIONS ONLINE ANYTIME

The next time you're surfing the Net, stop by American Century's Web site at www.americancentury.com. Current shareholders can open new accounts by exchanging shares (provided the account registration does not change). In addition, you can view transactions and check your account balances. You also can sign up to receive annual updates to your prospectuses and financial reports via the Net instead of through the mail.


EXPAND YOUR INVESTMENT OPTIONS WITH AMERICAN CENTURY BROKERAGE


If you're looking for a wide range of investment options--from trading individual securities to purchasing mutual funds offered by hundreds of companies--look to American Century Brokerage. With this new investment service, you can take advantage of 24-hour trading on our Web site or TeleSelect automated telephone service. Or, if you prefer, you can do business directly with a Brokerage Associate.


With service features including a Gold MasterCard(reg.tm) ATM/Debit Card, unlimited CheckWriting and cost basis reporting (all available with the American Century Brokerage Access AccountSM), our brokerage service can simplify your life now while you prepare financially for the years to come. For information about opening a brokerage account, please call an American Century Brokerage Associate at 1-888-345-2071.

SEND YOUR DISTRIBUTIONS STRAIGHT TO THE BANK

It will save you time and a trip to the bank. If you opt to have your dividend and capital gain distributions paid to you in cash rather than reinvesting them into your account, consider an electronic transfer to your bank account. Call an Investor Services Representative for more information.

CHECK OUT OUR LIBRARY


Are you looking for additional information on bond basics? Or, are you trying to decide if municipal bonds have a place in your portfolio? Perhaps you would like to test your knowledge of bonds and how they work. These are subjects covered in our Financial FYIs, a series of one-page resources that clearly and quickly explains a variety of financial subjects. To request one of these articles, call an Investor Services Representative.


FUND REFERENCE
                           Fund Code      Ticker      Newspaper Listing
---------------------------------------------------------------------------
California Tax-Free
Money Market               930            BCTXX       BenhmCaTF

California Municipal
Money Market               935            BNCXX       BenhmCaMu
---------------------------------------------------------------------------
California
Limited-Term Tax-Free      936            BCSTX       CaLtdTF

California
Intermediate-Term
Tax-Free                   931            BCITX       CaIntTF

California Long-Term
Tax-Free                   932            BCLTX       CaLgTF
---------------------------------------------------------------------------
California Insured
Tax-Free                   934            BCINX       CaInsTF
---------------------------------------------------------------------------
California High-Yield
Municipal                  933            BCHYX       CaHYMu


www.americancentury.com                   American Century Investments      33


[back cover]

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

These reports contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.

You also can get information about the funds (including the SAI) from the Security and Exchange Commission (SEC).
----------------------------------------------------------------------------
*  In person         SEC Public Reference Rm.
                     Washington, D.C.
                     Call 1-800-SEC-0330 for location and hours.

* On the Internet    www.sec.gov.

* By mail            SEC Public Reference Section
                     Washington, D.C. 20549-6009.
                     (The SEC will charge a fee for copying the documents.)


---------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR SERVICES:  1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX:  816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

Corporate; Not-For-Profit; Foundations; Endowments;
Keogh; SEP-, SARSEP- and SIMPLE-IRA; and 403(b)
Services: 1-800-345-3533

Investment Company Act File No. 811-3706

---------------------------------------------------------------------------
American Century Investments                            BULK RATE
P.O. Box 419200                                      U.S. POSTAGE PAID
Kansas City, MO 64141-6200                            AMERICAN CENTUR
www.americancentury.com                                   COMPANIES


[american century logo(reg.sm)]
American
Century



9812
SH-PRS-14766

                        STATEMENT OF ADDITIONAL INFORMATION

                                   January 1, 1999

                         [american century logo(reg.sm)]
                                    American
                                    Century

                        California Tax-Free Money Market Fund
                       California Municipal Money Market Fund
                        California Limited-Term Tax-Free Fund
                     California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
                        California High-Yield Municipal Fund


--------------------------------------------------------------------------------
          AMERICAN CENTURY CALIFORNIA TAX-FREE  AND MUNICIPAL FUNDS

   This Statement of Additional Information adds to the discussion in the funds' Prospectus, dated January 1, 1999, but is not a prospectus. If you would like a copy of the Prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century's Web site at www.americancentury.com.

   This Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all shareholders. You may obtain a free copy of the funds' annual or semiannual report by calling 1-800-345-2021.

                     Distributed by Funds Distributor, Inc.


                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 1999

TABLE OF CONTENTS

The Funds' History ........................................................    2
Fund Investment Outlines ..................................................    2
    California Tax-Free Money Market Fund
    California Municipal Money Market Fund ................................    2
    California Limited-Term Tax-Free Fund
    California Intermediate-Term Tax-Free Fund
    California Long-Term Tax-Free Fund ....................................    3
    California Insured Tax-Free Fund ......................................    3
    California High-Yield Municipal Fund ..................................    4
Information About the Funds ...............................................    4
    Investment Strategies and Risks .......................................    4
    Investment Policies ...................................................   15
    Temporary Defensive Measures ..........................................   17
    Portfolio Turnover ....................................................   17
Management ................................................................   17
    The Board of Trustees .................................................   17
    Officers ..............................................................   20
The Funds' Biggest Shareholders ...........................................   22
Service Providers .........................................................   22
    Investment Advisor ....................................................   22
    Distributor ...........................................................   25
    Transfer Agent and Administrator ......................................   25
Other Service Providers ...................................................   26
Brokerage Allocation ......................................................   26
Information About Fund Shares .............................................   26
    Buying and Selling Fund Shares ........................................   27
    Valuation of Portfolio Securities .....................................   27
Taxes .....................................................................   29
How Fund Performance
Information Is Calculated .................................................   31
Financial Statements ......................................................   33
Explanation of Fixed
Income Securities Ratings .................................................   33
    Bond Ratings ..........................................................   33
    Commercial Paper Ratings ..............................................   34
    Note Ratings ..........................................................   34



STATEMENT OF ADDITIONAL INFORMATION                                          1


THE FUNDS' HISTORY


    American Century California Tax-Free and Municipal Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. The Trust was known as Benham California Tax-Free and Municipal Funds until January 1997.


    Each fund is a separate series of the Trust and operates for many purposes as if it were an independent company. Each fund has its own tax identification and stock registration number.

Fund-Class (Ticker Symbol)                                       Inception Date
--------------------------------------------------------------------------------
California Tax-Free
Money Market Fund--Investor Class (BCTXX)                            11/09/1983
--------------------------------------------------------------------------------
California Municipal Money
Market Fund--Investor Class (BNCXX)                                  12/31/1990
--------------------------------------------------------------------------------
California Limited-Term
Tax-Free Fund--Investor Class (BCSTX)                                06/01/1992
--------------------------------------------------------------------------------
California Intermediate-Term
Tax-Free Fund--Investor Class (BCITX)                                11/09/1983
--------------------------------------------------------------------------------
California Long-Term
Tax-Free Fund--Investor Class (BCLTX)                                11/09/1983
--------------------------------------------------------------------------------
California Insured
Tax-Free Fund--Investor Class (BCINX)                                12/30/1986

California High-Yield
Municipal Fund--Investor Class (BCHYX)                               12/30/1986
--------------------------------------------------------------------------------

FUND INVESTMENT OUTLINES


    This section explains the extent to which American Century Investment Management, Inc. (the "advisor") can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, "Investment Strategies and Risks," which begins on page 4. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussion contained in the Prospectus.


    Each fund is a diversified open-end investment company as defined in the Investment Company Act of 1940 (the Investment Company Act), with the exception of the California Municipal Money Market which is non-diversified. "Diversified" means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer. California Municipal Money Market also will seek to meet this test.

    To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

    Each fund intends to remain fully invested in municipal obligations. As a fundamental policy, each fund will invest at least 80% of its net assets in California municipal obligations. A municipal obligation is a "California" municipal obligation if its income is exempt from California state income taxes.

    The remaining 20% of net assets may be invested in (1) municipal obligations issued in other states and (2) U.S. government obligations. For temporary defensive purposes, each fund may invest more than 20% of its net assets in these obligations. For liquidity purposes, each non-money market fund may invest up to 5% of its total assets in shares of money market funds, including California Municipal Money Market and California Tax-Free Money Market.


    Each fund will invest at least 80% of its net assets in obligations with interest exempt from regular federal income tax. California Municipal Money Market and California High-Yield Municipal, unlike the other funds, may invest substantially all of their assets in securities that are subject to the alternative minimum tax. See "Alternative Minimum Tax," page 30.

    For an explanation of the securities ratings referred to in the Prospectus and this Statement of Additional Information, see "Explanation of Fixed Income Securities Ratings" beginning on page 33.


CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

    The money market funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

    In selecting investments for the money market funds, the advisor adheres to regulatory guidelines


2                                                AMERICAN CENTURY INVESTMENTS


concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, each fund

* buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less)

*   maintains a dollar-weighted average maturity of 90 days or less

* restricts its investments to high-quality obligations determined by the advisor, pursuant to procedures established by the Board of Trustees, to present minimal credit risks

    To be considered high-quality, an obligation must be

*   a U.S. government obligation

* rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies") (or one if only one has rated the obligation)

* an obligation judged by the advisor, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above


    While it adheres to the same quality and maturity criteria as California Tax-Free Money Market, California Municipal Money Market may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT) liability. In the past, private activity securities have provided somewhat higher yields than comparable municipal securities whose interest is not a tax-preference item. Under normal circumstances, the advisor expects to invest between 50% and 80% of California Municipal Money Market's total assets in private activity securities. Therefore, the fund is designed for investors who do not expect to pay alternative minimum taxes. See "Taxes," page 29.


CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

    California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and California Long-Term Tax-Free have identical policies governing the quality of securities in which they may invest. The funds differ in their maturity criteria as stated in the Prospectus.

    In terms of credit quality, each of these funds restricts its investments to

* municipal bonds rated, when acquired, within the four highest categories designated by a rating agency

* municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency

* unrated obligations judged by the advisor, under the direction of the Board of Trustees, to be of quality comparable to the securities listed above

CALIFORNIA INSURED TAX-FREE FUND

    California  Insured  Tax-Free  invests  primarily  in  long-term   municipal
obligations covered by insurance that guarantees the timely payment of interest and repayment of principal.

    Under normal conditions, at least 65% of the fund's total assets are invested in insured municipal obligations. Securities held by the fund may be
(1) insured under a new-issue insurance policy obtained by the issuer of the security, (2) insured under a secondary market insurance policy purchased by the fund or a previous bondholder, (3) secured by an escrow or trust account holding U.S. government securities, or (4) rated AAA by a rating agency based upon the issuer's credit quality.

    California Insured Tax-Free also may invest in short-term securities carrying one of the two highest ratings designated by a rating agency.


STATEMENT OF ADDITIONAL INFORMATION                                            3


CALIFORNIA HIGH-YIELD MUNICIPAL FUND

    Like California Long-Term Tax-Free, California High-Yield Municipal invests primarily in long- and intermediate-term California municipal obligations. Although California High-Yield Municipal typically invests a significant portion of its assets in investment-grade bonds, the advisor does not adhere to specific rating criteria in selecting investments for this fund. The fund invests in securities rated or judged by the advisor to be of below investment-grade quality (e.g., bonds rated BB/Ba or lower, which are sometimes referred to as junk bonds) or unrated bonds. California High-Yield Municipal currently expects to invest between 15% and 50% of its total assets in below investment grade securities.

    Many issuers of medium- and lower-quality bonds choose not to have their obligations rated and a large portion of California High-Yield Municipal's portfolio may consist of obligations that, when acquired, were not rated. While there is no limit on the percentage of assets the fund may invest in unrated securities, the advisor will not select investments for the fund that, at the time of purchase, (1) are not paying interest, (2) are rated C (lowest grade) by Moody's Investors Service, Inc. (Moody's) or C or D by Standard & Poor's Corporation (S&P) or (3) are considered by the advisor, under direction of the Board of Trustees, to be of a quality as low as obligations rated C or D by Moody's or S&P.

    California High-Yield Municipal may invest in investment-grade municipal obligations if the advisor considers it appropriate to do so. Investments of this nature may be made due to market considerations (e.g., a limited supply of medium- and lower-grade municipal obligations) or to increase liquidity of the fund. Investing in high-grade obligations may lower the fund's return.


    California High-Yield Municipal may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal AMT liability. Under normal circumstances, the advisor expects to invest between 10% and 30% of the fund's total assets in private activity securities. Therefore, the fund is better suited for investors who do not expect alternative minimum tax liability. See "Taxes," page 29.


INFORMATION ABOUT THE FUNDS

INVESTMENT STRATEGIES AND RISKS

    This section describes each of the investment vehicles and strategies that the advisor can use in managing a fund's assets. It also details the risks associated with each, because each technique contributes to a fund's overall risk profile.

CONCENTRATION IN TYPES OF MUNICIPAL ACTIVITIES

    From time to time, a significant portion of a fund's assets may be invested in municipal obligations that are related to the extent that economic, business or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a group. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages and declining demand for projects or facilities financed by the municipal bonds.


ABOUT THE RISKS AFFECTING CALIFORNIA MUNICIPAL SECURITIES


    As noted in the Prospectus, the funds are susceptible to political, economic and regulatory events that affect issuers of California municipal obligations. These include possible adverse affects of California constitutional amendments, legislative measures, voter initiatives and other matters described below.

    The following information about risk factors is provided in view of the funds' policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers, although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While the advisor has not independently verified the information contained in the


4                                                  AMERICAN CENTURY INVESTMENTS


official statements, it has no reason to believe the information is inaccurate.

ECONOMIC OVERVIEW

    California's economy is the largest among the 50 states and one of the largest in the world. The state's 1997 population of approximately 33.0 million, representing approximately 12% of the U.S. population, has grown by 39% since 1980. Total personal income, an estimated $856 billion in 1997, accounted for approximately 12% of personal income nationwide.

    From 1990-1993, the state suffered a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994, to the point where the state's economic growth is outpacing the rest of the nation. More than 400,000 non-farm jobs were added in the state in 1997, while personal income grew by more than $45 billion. Another 340,000 jobs are expected to be created in 1998. The unemployment rate, while still higher than the national average, fell to the low 5.7% range in mid-1998, compared to over 10% at the worst of the recession.

    California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture/television production. Growth is also strong in business services, export trade and manufacturing, with even the aerospace sector showing increasing employment. Non-residential and residential construction have been moderately growing since the depths of the recession, but remain much lower (as measured by annual new unit permits) than the late 1980s.

CONSTITUTIONAL LIMITATIONS ON TAXES

    Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.

    Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any special tax. Subsequent court decisions, however, have allowed non-voter approved general taxes so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in 1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as Proposition 62, were unconstitutional. On September 28, 1995, the California Supreme Court rendered a decision in the case of Santa Clara County Local Transportation Authority v. Guardino that rejected the prior decision and upheld Proposition 62, while striking down a 1/2-cent sales tax for transportation purposes that was approved by a majority, but less than two-thirds, vote. Proposition 62 does not apply to charter cities, but other local governments may be constrained in raising any taxes without voter approval.

    On November 5, 1996, the voters of the state approved Proposition 218. This proposition adds Articles XIIIC and XIIID to the state Constitution, which affect the ability of local governments, including charter cities, to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996, although application of some of its provisions was deferred until July 1, 1997. This proposition could negatively impact a local government's ability to make its debt service payments, and thus could result in a lowering of credit ratings.

CONSTITUTIONAL LIMITATIONS ON APPROPRIATIONS

    The state and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the state and subject local governments from spending


STATEMENT OF ADDITIONAL INFORMATION                                            5



"appropriations subject to limitation" in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service. However, proceeds of taxes exclude most state subventions to local governments.


    "Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The state must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

    Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms and the impossibility of predicting future appropriations, population changes, changes in the cost of living or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of California issuers to pay debt service on their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

    As of October 1, 1998, the state had approximately $18.2 billion of general obligation bonds outstanding, and approximately $3.0 billion remained authorized but unissued. Of the state's outstanding general obligation debt, 21% is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1997-98, debt service on general obligation bonds and lease-purchase debt was approximately 4.4% of general fund revenues down from 4.98% in fiscal year 1996-97.

    The  state's  principal  sources of General  Fund  revenues  for fiscal year
1997-98 were the California personal income tax (50% of total revenues), the sales tax (32%), bank and corporations taxes (11%) and the gross premium tax on insurance (2%). Historically, the state has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    General. Pressures on the state's budget in the late 1980s and early 1990s were caused by a combination of external economic conditions and growth of the largest General Fund expenditure programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. The largest state expenditure program is assistance to local public school districts. In 1988, Proposition 98 was enacted that essentially guarantees local school districts and community college districts a minimum share of the state's General Fund revenues (currently 35%).

    Expenditures pressures could continue as the state's overall population and school age population continue to grow, and as the state's corrections program responds to a "Three Strikes" law enacted in 1994 (which requires mandatory life prison terms for certain third-time felony offenders). In addition, the long-term impact of federal welfare reform on the state's budget is uncertain.

    Recent Budgets. State finances have improved over the past three fiscal years, due primarily to stronger than anticipated revenue and lower than anticipated social spending. The state finished fiscal year 1997-98 with $1.8 billion in the state's budget reserve. The fiscal 1998 budget contained the following features:


* For the second year in a row, the budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues have exceeded initial budgeted amounts.


* The budget reflects a $1.235 billion pension judgment payment to the Public Employees Retirement System (PERS).

* General fund support for the University of California and California State University is increased by approximately 6%.

* Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of welfare reform.

* Unlike prior years, this budget does not include uncertain federal budget actions.


6                                              AMERICAN CENTURY INVESTMENTS


*   The budget does not have any tax increases or tax cuts.

    Current Budget. The Budget Act anticipates General Fund revenues and transfers of $57.0 billion (4.2% increase from the prior fiscal year) and expenditures of $57.3 billion (a 7.3% increase). On a budgetary basis, the budget reserve is projected to decrease from $1.8 billion as of June 30, 1998 to $1.3 billion as of June 30, 1999. The following are major features of the 1998-99 Budget Act:

* Funding for higher education was increased substantially as funding for the University of California and the California State University System is budgeted to increase 15.6% and 14.1%, respectively.

* The budget includes increased funding for health, welfare and social services programs primarily based on a 4.9% grant increase, the first such increase in nine years.

* Funding for judiciary and criminal justice programs increased about 11% reflecting increased state support for local trial courts and rising prison population.


* The budget also includes a dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).


* The budget contains a tax reduction of $1.4 billion, primarily reflected in the phased-in reduction of the Vehicle License Fee (VLF). Other tax reductions include both a temporary and permanent increase in the personal income tax dependent credit, a nonrefundable renters tax credit, and various targeted business tax credits.

    Due to the improvement in the state's economy and financial condition, the State of California was upgraded by Moody's Investors Service in October, 1998 from A1 to Aa3; by Standard and Poor's in August, 1996 from A to A+; and by Fitch Investors Service in September, 1997 from A+ to AA-.

OBLIGATIONS OF OTHER ISSUERS IN CALIFORNIA

    Property tax revenues received by local governments declined more than 50% following the passage of Proposition 13 in 1978. Subsequently, the California legislature enacted measures to provide for the redistribution of the state's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies, and the assumption of certain government functions by the state to assist the state's municipalities. However, in response to the fiscal crisis at the state level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 bailout aid and directed over $3 billion of city, county and special district property taxes to school districts, which enabled the state to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

    Even with these cuts and property tax shifts, more than 70% of the state General Fund expenditures are for local government assistance. To the extent that the state is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98 or other fiscal considerations, the absolute level or rate of growth of state assistance to local governments may be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

MUNICIPAL NOTES

    Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

    Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

    Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues,


STATEMENT OF ADDITIONAL INFORMATION                                            7


such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

    Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

    Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

    Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.

MUNICIPAL BONDS

    Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

    General Obligation (GO) Bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

    Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

    Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE OBLIGATIONS

    The funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

    Each fund may invest in fixed-rate bonds subject to third-party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

    The advisor expects that the funds will pay more for securities with puts attached than for securities without these liquidity features. The advisor may buy securities with puts attached to keep a fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the fund's investments.


8                                                   AMERICAN CENTURY INVESTMENTS


    To ensure that the interest on municipal securities subject to puts is tax-exempt to the funds, the advisor limits the funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service
(IRS).

    Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

    There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the advisor under the direction of the Board of Trustees.

TENDER OPTION BONDS

    Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the money market funds. However, any of the funds may purchase these instruments.

    TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

    There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the advisor monitors the credit quality of bonds underlying the funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.

    The advisor also takes steps to minimize the risk that the fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences. After purchase, the advisor monitors factors related to the tax-exempt status of the fund's TOB holdings in order to minimize the risk of generating taxable income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The funds may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

    As an operating policy, no fund will commit more than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a fund's total assets to be committed under when-issued or forward commitment agreements, the advisor need not sell such agreements, but it will be restricted from


STATEMENT OF ADDITIONAL INFORMATION                                           9


entering into further agreements on behalf of the fund until the percentage of assets committed to such agreements is below 50% of total assets.

MUNICIPAL LEASE OBLIGATIONS

    Each fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

    Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

    Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

    California and its municipalities are the largest issuers of municipal lease obligations in the United States.

INVERSE FLOATERS

    The funds (except the money market funds) may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

    Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

    In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

    * Floater holders receive interest based on rates set at a six month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

     * Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

    Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

    Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then


10                                                AMERICAN CENTURY INVESTMENTS


be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

    Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

    The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

LOWER-QUALITY BONDS

    As indicated in the Prospectus, an investment in California High-Yield Municipal carries greater risk than an investment in the other funds because it may invest, without limitation, in lower-rated bonds and unrated bonds judged by the advisor to be of comparable quality (collectively, lower-quality bonds).

    While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

    Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

    Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for the advisor to manage the flow of income to the fund, which may have negative tax implications for shareholders.

    The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the advisor's ability to dispose of particular bonds when it determines that it is in the best interest of the fund to do so. Reduced liquidity also may hinder the advisor's ability to obtain market quotations for purposes of valuing the fund's portfolio and determining its net asset value.

    The advisor continually monitors securities to determine their relative liquidity.

    A fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted bond, particularly a lower-quality bond.

SHORT-TERM SECURITIES

    Under certain circumstances, California Long-Term Tax-Free, California High-Yield Municipal and California Insured Tax-Free may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). If a fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, the advisor intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the funds to hold cash to avoid generating taxable dividends.

    Except as otherwise required for temporary defensive purposes, the advisor does not expect California Long-Term Tax-Free, California High-Yield Municipal or California Insured Tax-Free to invest more than 35% of total assets in short-term securities.

    Pursuant to an exemptive  order from the Securities and Exchange  Commission
(SEC), each non-money market fund may invest in shares of the money market funds to facilitate cash management provided that the investment is consistent with the funds' investment policies and restrictions.


STATEMENT OF ADDITIONAL INFORMATION                                           11


    The non-money market funds may invest up to 5% of their total assets in shares of the money market funds. To avoid generating dividend income subject to the federal alternative minimum tax (AMT), the non-money market funds (excluding California High-Yield Municipal) will limit their money market fund investments to California Tax-Free Money Market. California High-Yield Municipal, which ordinarily invests in AMT securities, may invest up to 5% of its total assets in shares of either of the money market funds.

OTHER INVESTMENT COMPANIES

    Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the funds' investment policies and restrictions. Under the Investment Company Act of 1940 (the "Investment Company Act"), the funds' investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company,
(b) 5% of the funds' total assets with respect to any one investment company and
(c) 10% of the funds' total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

FUTURES AND OPTIONS

    Each non-money market fund may enter into futures contracts, options or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. The funds do not use futures and options transactions for speculative purposes.

    Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

    Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The funds may engage in futures and options transactions based on securities indexes such as the Bond Buyer Index of Municipal Bonds that are consistent with the funds' investment objectives. The funds also may engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.

    Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Bond Buyer Municipal Bond Index.

    Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

    To initiate and maintain open positions in a futures contract, a fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

    Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the


12                                                 AMERICAN CENTURY INVESTMENTS


margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional variation margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the funds' investment restrictions.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

    Futures and options prices can be volatile, and trading in these markets involves certain risks. If the advisor applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund's return.

    A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the advisor considers it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the advisor would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

    A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

    By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

    Although they do not currently intend to do so, the funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

    Each non-money market fund may enter into futures contracts, options or options on futures contracts.


STATEMENT OF ADDITIONAL INFORMATION                                          13


    Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

    The funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the funds' investments in such instruments.

MUNICIPAL BOND INSURERS

    Securities held by California Insured Tax-Free may be (a) insured under a new-issue insurance policy obtained by the issuer of the security or (b) insured under a secondary market insurance policy purchased by the fund or a previous bond holder. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the United States.

    AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2.1 billion (unaudited) and statutory capital of approximately $1.2 billion (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a publicly held company. Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

    Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC Corporation, a Delaware corporation with admitted assets of $2.1 billion and a statutory capital base of $1.1 billion as of December 31, 1994. Statutory capital consists of total capital and surplus as well as contingency reserve. FGIC's claims-paying ability was rated Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.

    Municipal Bond Investors Assurance Corporation (MBIA) is a monoline insurance company organized as a New York corporation. As of December 31, 1994, MBIA (consolidated) had admitted assets of $3.4 billion (unaudited), total liabilities of $1.6 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited). All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA "MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.

RESTRICTED AND ILLIQUID SECURITIES

    The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the advisor. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the


14                                                 AMERICAN CENTURY INVESTMENTS


advisor will consider appropriate remedies to minimize the effect on such fund's liquidity.

INVESTMENT POLICIES

    Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

    For purposes of the funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

FUNDAMENTAL INVESTMENT POLICIES

    The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject            Policies
--------------------------------------------------------------------------------

Senior Securities  A fund may not issue senior  securities,  except as permitted under the Investment Company Act.

--------------------------------------------------------------------------------

Borrowing          A fund may not borrow money, money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

--------------------------------------------------------------------------------

Lending A fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

--------------------------------------------------------------------------------

Real Estate        A fund may not purchase or sell real estate  unless  acquired as a result of ownership of securities or other  instruments.
                   This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

--------------------------------------------------------------------------------

Concentration      A fund may not  concentrate  its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

--------------------------------------------------------------------------------

Underwriting       A fund may not act as an underwriter of securities  issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

--------------------------------------------------------------------------------

Commodities        A fund may not purchase or sell physical  commodities  unless acquired  as a result of  ownership  of  securities  or other instruments; provided that this limitation shall not prohibit the fund from  purchasing  or  selling  options  and  futures
                   contracts   or  from   investing  in   securities   or  other
                   instruments backed by physical commodities.

--------------------------------------------------------------------------------

Control A fund may not invest for purposes of exercising control over management.

--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                                           15


    For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

NONFUNDAMENTAL INVESTMENT POLICIES

    In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of Trustees.

Subject             Policies
--------------------------------------------------------------------------------

Diversification     The fund, to meet federal tax requirements for qualification
[California         as a "regulated  investment  company," limits its investment
Municipal           so that at the close of each  quarter of its  taxable  year:
Money Market only]  (i) with  regard  to at least 50% of total  assets,  no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
                    (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. The fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the fund would own more than 10% of the outstanding voting securities of such issuer.

[California         A fund may not purchase additional  investment securities at
Municipal           any time during which  outstanding  borrowings  exceed 5% of
Money Market only]  the total assets of the fund.

--------------------------------------------------------------------------------

Futures and options The money  market  funds may not  purchase  or sell  futures
[Money market       contracts or call options. This limitation does not apply to
 funds only]        options  attached to, or acquired or traded  together  with,
                    their   underlying   securities,   and  does  not  apply  to
                    securities that incorporate features similar to options or futures contracts.

--------------------------------------------------------------------------------

Liquidity           A fund  may  not  purchase  any  security  or  enter  into a repurchase agreement if, as a result, more than 15% of its net assets (10% for the money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

--------------------------------------------------------------------------------

Short sales         A fund may not sell securities short,  unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions
                    in  futures   contracts   and  options  are  not  deemed  to
                    constitute selling securities short.

--------------------------------------------------------------------------------

Margin A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

--------------------------------------------------------------------------------


16                                               AMERICAN CENTURY INVESTMENTS


TEMPORARY DEFENSIVE MEASURES

    For temporary defensive purposes, a fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may direct its assets to the following investment vehicles

    *    interest-bearing bank accounts or Certificates of Deposit

    * U.S. government securities and repurchase agreements collateralized by U.S. government securities

    *    money market funds

PORTFOLIO TURNOVER

    Under normal conditions, the funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

    The funds' portfolio turnover rates (except those of the money market funds) are listed in the Financial Highlights table in the Prospectus. Because of the short-term nature of the money market funds' investments, portfolio turnover rates are not generally used to evaluate their trading activities.

MANAGEMENT

THE BOARD OF TRUSTEES

    The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the funds, it has hired the advisor to do so. More than half of the trustees are "independent" of the funds' advisor, that is, they are not employed by and have no financial interest in the advisor.


    The individuals listed in the table below whose names are marked by an asterisk (*) are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, American Century Investment Management, Inc.
(ACIM); the funds' agent for transfer and administrative services, American Century Services Corporation (ACSC); the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); the parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the advisor. Each trustee listed below serves as a trustee or director of seven registered investment companies in the American Century family of funds, which are also advised by the advisor.



                           Position(s)
Name (Age)                 Held              Principal Occupation(s)
Address                    With Fund         During Past 5 Years
------------------------------------------------------------------------------------------
Albert A. Eisenstat (68)   Trustee           Independent Director, Commercial Metals Co.
1665 Charleston Road                         (1982 to present)
Mountain View, CA  94043                     Independent Director, Sungard Data Systems (1991
                                             to present)
                                             Independent Director, Business Objects S/A
                                             (software & programming, 1994 to present)
------------------------------------------------------------------------------------------
Ronald J. Gilson (52)     Trustee            Charles J. Meyers Professor of Law and Business,
1665 Charleston Road.                        Stanford Law School (since 1979)
Mountain View, CA  94043                     Mark and Eva Stern Professor of Law and Business,
                                             Columbia University School of Law (since 1992);
                                             Counsel, Marron, Reid & Sheehy (a San Francisco
                                             law firm, since 1984)
------------------------------------------------------------------------------------------
William M. Lyons* (43)   Trustee             President, Chief Operating Officer and Assistant
4500 Main Street                             Secretary, ACC
Kansas City, MO 64111                        Executive Vice President, Chief Operating Officer,
                                             Secretary and Director, ACSC and ACIM


                                                                     (continued on next page)


STATEMENT OF ADDITIONAL INFORMATION                                                 17


(continued from previous page)


                           Position(s)
Name (Age)                 Held           Principal Occupation(s)
Address                    With Fund      During Past 5 Years
-------------------------------------------------------------------------------------
Myron S. Scholes (57)      Trustee        Principal, Long-Term Capital Management
1665 Charleston Road                      (investment advisor, since 1993)
Mountain View, CA  94043                  Frank E. Buck Professor of Finance,
                                          Stanford  Graduate  School of Business
                                          (since  1983)  Director,   Dimensional
                                          Fund  Advisors   (investment  advisor,
                                          since 1982)  Director,  Smith  Breeden
                                          Family of Funds (since 1992)  Managing
                                          Director,    Salomon   Brothers   Inc.
                                          (securities brokerage, 1991 to 1993)
-------------------------------------------------------------------------------------
Kenneth E. Scott (70)     Trustee         Ralph M. Parsons Professor of Law and
1665 Charleston Road                      Business, Stanford Law School
Mountain View, CA  94043                  (since 1972)
                                          Director, RCM Capital Funds, Inc. (since 1994)
-------------------------------------------------------------------------------------
Isaac Stein (52)          Trustee         Director, Raychem Corporation
1665 Charleston Road                      (electrical equipment, since 1993)
Mountain View, CA  94043                  President, Waverley Associates, Inc.
                                          (private investment firm, since 1983)
                                          Director, ALZA Corporation
                                          (pharmaceuticals, since 1987)
                                          Trustee, Stanford University (since 1994)
                                          Chairman, Stanford Health Services (since 1994)
-------------------------------------------------------------------------------------
James E. Stowers III* (39)  Trustee,      Chief Executive Officer and
4500 Main Street            Chairman      Director, ACC
Kansas City, MO 64111       of the Board  Chief Executive Officer and Director, ACSC
                                          and ACIS
-------------------------------------------------------------------------------------
Jeanne D. Wohlers (53)     Trustee        Private Investor
1665 Charleston Road                      Director and Partner, Windy Hill Productions, LP
Mountain View, CA  94043                  Vice President and Chief Financial Officer,
                                          Sybase, Inc. (software company, 1988 to 1992)
--------------------------------------------------------------------------------------



18                                               AMERICAN CENTURY INVESTMENTS


COMMITTEES


  The Board has four committees to oversee specific functions of the Trust's operations. Only independent trustees serve on the Audit, Nominating and Portfolio committees. Information about these committees appears in the table below:

Committee   Members                Function of Committee
--------------------------------------------------------------------------------
Audit      Albert A. Eisenstat     The Audit Committee selects and oversees
           Kenneth E. Scott        the activities of the Trust's
           Jeanne D. Wohlers       independent auditor. The Committee
                                   receives reports from the advisor's  Internal
                                   Audit Department, which is accountable solely
                                   to the Committee. The Committee also receives
                                   reporting about compliance  matters affecting
                                   the Trust.
--------------------------------------------------------------------------------
Nominating   Albert A. Eisenstat   The Nominating Committee primarily considers
             Ronald J. Gilson      and recommends individuals for
             Myron S. Scholes      nomination as trustees. The names
             Kenneth E. Scott      of potential trustee candidates are drawn
             Isaac Stein           from a number of sources, including
             Jeanne D. Wohlers     recommendations from members of the Board,
                                   management and  shareholders.  This committee
                                   also reviews and makes recommendations to the
                                   Board  with  respect  to the  composition  of
                                   Board  committees  and  other   Board-related
                                   matters,  including its  organization,  size,
                                   composition, responsibilities,  functions and
                                   compensation.
--------------------------------------------------------------------------------
Portfolio    Ronald J. Gilson      The Portfolio Committee reviews quarterly
             Myron S. Scholes      the investment activities and
             Isaac Stein           strategies used to manage fund assets.
                                   The Committee regularly receives reports from
                                   portfolio managers, credit analysts and other
                                   investment  personnel  concerning  the funds'
                                   investments.
--------------------------------------------------------------------------------
Quality      Ronald J. Gilson      The Quality of Service Committee reviews
of           Myron S. Scholes      the level and quality of transfer
Service       (ad hoc)             agent and administrative services
             Isaac Stein           provided to the funds and their
             William M. Lyons      shareholders. It receives and reviews
                                   reports  comparing  those  services  to  fund
                                   competitors   and  seeks  to   improve   such
                                   services where feasible and appropriate.
--------------------------------------------------------------------------------


COMPENSATION OF TRUSTEES

    The trustees also serve as trustees for six American Century investment companies other than American Century California Tax-Free and Municipal Funds. Each trustee who is not an "interested person" as defined in the Investment Company Act receives compensation for service as a member of the Board of all seven such companies based on a schedule that is based on the number of meetings held and the assets of the funds for which the meetings are held. These fees and expenses are divided among the seven investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

    The table presented shows the aggregate compensation paid for the periods indicated by the Trust and by the American Century family of funds as a whole to each trustee who is not an "interested person" as defined in the Investment Company Act.


STATEMENT OF ADDITIONAL INFORMATION                                           19



Aggregate Trustee Compensation for Fiscal Year Ended August 31, 1998
--------------------------------------------------------------------------------
                                      Total              Total Compensation
                                  Compensation                from the
                                    from the              American Century
Name of Trustee (1)                 Funds (2)            Family of Funds(3)
--------------------------------------------------------------------------------
Albert A. Eisenstat                  $7,657                    $65,000
Ronald J. Gilson                     $7,992                    $67,750
Myron S. Scholes                     $7,146                    $60,750
Kenneth E. Scott                     $7,864                    $66,750
Isaac Stein                          $7,268                    $62,000
Jeanne D. Wohlers                    $7,864                    $66,750
--------------------------------------------------------------------------------

(1) Interested trustees receive no compensation for their services as such.

(2) Includes compensation paid to the trustees during the fiscal year ended August 31, 1998, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr. Eisenstat, $1,127; Mr. Gilson, $1,461; Mr. Scholes, $816 and Mr. Scott, $767.

(3) Includes compensation paid by the 13 investment company members of the American Century family of funds.

    The Trust has adopted the American Century Deferred Compensation Plan for Non-Interested Directors and Trustees. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the trust.

    Under the plan, all deferred fees are credited to an account established in the name of the trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. trustees are allowed to change their designation of mutual funds from time to time.

    No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee's beneficiary or, if none, to the Trustee's estate.

    The plan is an unfunded plan and, accordingly, the Trust has no obligation to segregate assets to secure or fund the deferred fees. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Trust. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.


    No deferred fees were paid to any trustee under the plan during the fiscal year ended August 31, 1998.

OFFICERS


    Background for the officers of the Trust is provided on the following page. All persons named as officers of the Trust also serve in similar capacities for the 12 other investment companies advised by American Century. Not all officers of the Trust are listed; only those officers with policy-making functions for the Trust are listed. No officer is compensated for his or her service as an officer of the Trust. The individuals listed in the table on the following page are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds, ACIM, ACSC, FDI, ACC or ACC's subsidiaries, as specified in the table.



20                                               AMERICAN CENTURY INVESTMENTS


                            Position(s)
Name (Age)                  Held With        Principal Occupation(s)
Address                     Fund             During Past 5 Years
----------------------------------------------------------------------------------

George A. Rio (43)          President        Executive Vice President and Director of
4500 Main Street                             Client Services, FDI (March 1998
Kansas City, MO 64111                        to present).
                                             Senior  Vice  President  and Senior
                                             Key Account Manager,  Putnam Mutual
                                             Funds  (June  1995 to  March  1998)
                                             Director   Business    Development,
                                             First Data Corporation (May 1994 to
                                             June 1995)  Senior  Vice  President
                                             and Manager of Client  Services and
                                             Director  of  Internal  Audit,  The
                                             Boston Company, Inc.
                                            (September 1983 to May 1994)
-----------------------------------------------------------------------------------
Mary A. Nelson (34)        Vice President   Vice President and Manager of
4500 Main Street                            Treasury Services and Administration,
Kansas City, MO 64111                       FDI (1994 to present)
                                            Assistant Vice President and Client
                                            Manager, The Boston Company, Inc.
                                           (1989 to 1994)
------------------------------------------------------------------------------------
Maryanne Roepke, CPA (42)  Vice President   Senior Vice President, Treasurer an
4500 Main Street           and Treasurer    Principal Accounting Officer, ACSC
Kansas City, MO 64111
------------------------------------------------------------------------------------
David C. Tucker (40)       Vice President   Senior Vice President and General
4500 Main Street                            Counsel, ACSC and ACIM (June
Kansas City, MO 64111                       1998 to present)
                                            General Counsel, ACC
                                            (June 1998 to present)
                                            Consultant to Mutual Fund
                                            Industry (May 1997 to April 1998)
                                            Vice President and General Counsel,
                                            Janus Companies (1990 to May 1997)
------------------------------------------------------------------------------------
Christopher J. Kelley (33)  Vice President  Vice President and Associate
4500 Main Street                            General Counsel, FDI (since July 1996)
Kansas City, MO 64111                       Assistant Counsel, Forum Financial
                                            Group (April 1994 to July 1996)
                                            Compliance Officer, Putnam Investments
                                            (1992 to April 1994)
------------------------------------------------------------------------------------
Douglas A. Paul (51)      Secretary and     Vice President and Associate
1665 Charleston Road      Vice President    General Counsel, ACSC
Mountain View, CA
94043
------------------------------------------------------------------------------------
C. Jean Wade (34)         Controller        Controller-Fund Accounting, ACSC
4500 Main Street
Kansas City, MO 64111
------------------------------------------------------------------------------------
Jon Zindel (31)           Tax Officer       Director of Taxation, ACSC (since 1996)
4500 Main Street                            Tax Manager, Price Waterhouse LLP (1989)
Kansas City, MO 64111
------------------------------------------------------------------------------------



STATEMENT OF ADDITIONAL INFORMATION                                           21


THE FUNDS' BIGGEST SHAREHOLDERS

  As of December 4, 1998, the following companies were the record owners of more than 5% of a fund's outstanding shares:


                                                         Number             Percentage
                                                         of                 of Shares
Fund                         Shareholder                 Shares Held        Outstanding
-----------------------------------------------------------------------------------------
California Municipal         Arthur Irwin Trueger
Money Market                 650 California Street
                             Suite 2800
                             San Francisco, CA 94108     10,282,889           5.7%
-----------------------------------------------------------------------------------------
California Limited-Term      Charles Schwab & Co.
Tax-Free                     101 Montgomery Street
                             San Francisco, CA 94101     2,476,738            17.1%
                             Bank of America
                             P.O. Box 513577
                             Los Angeles, CA 90051       2,614,547            18.1%
-----------------------------------------------------------------------------------------
California                   Charles Schwab & Co.
Intermediate-Term            101 Montgomery Street
Tax-Free                     San Francisco, CA 94101     5,914,612            14.2%
-----------------------------------------------------------------------------------------
California Long-Term         Charles Schwab & Co.
Tax-Free                     101 Montgomery Street
                             San Francisco, CA 94101     1,976,982            6.8%
-----------------------------------------------------------------------------------------
California Insured           Charles Schwab & Co.
Tax-Free                     101 Montgomery Street
                             San Francisco, CA 94101     1,241,536            5.9%
-----------------------------------------------------------------------------------------
California High-Yield        Charles Schwab & Co.
Municipal                    101 Montgomery Street
                             San Francisco, CA 94101     5,257,863            16.7%
                             Morgan Guaranty Trust
                             522 5th Avenue
                             New York, NY 10036          2,362,215            7.5%
-----------------------------------------------------------------------------------------

    The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of December 4, 1998, the officers and trustees of the funds, as a group, own less than 1% of any fund's outstanding shares.


SERVICE PROVIDERS

    The funds have no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the Trust and is described below.

    The advisor and ACSC are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

INVESTMENT ADVISOR

    Each fund has an investment management agreement with the advisor, American Century Investment Management, Inc., dated August 1, 1997. This agreement was approved by the shareholders of each of the funds on July 30, 1997.



22                                               AMERICAN CENTURY INVESTMENTS



    A description of the responsibilities of the advisor appears in the Prospectus under the caption "Management."

    For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the advisor (the "Investment Category Fee"). For example, when calculating the fee for a money market fund, all of the assets of the money market funds managed by the advisor are aggregated. The three investment categories are money market funds, bond funds and equity funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the advisor (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the advisor.

    The schedules by which the Investment Category Fees are determined are as follows:

INVESTMENT CATEGORY FEE SCHEDULE FOR

*   California Municipal Money Market
*   California Tax-Free Money Market


Category Assets                                     Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                    0.2700%
Next $1 billion                                     0.2270%
Next $3 billion                                     0.1860%
Next $5 billion                                     0.1690%
Next $15 billion                                    0.1580%
Next $25 billion                                    0.1575%
Thereafter                                          0.1570%
--------------------------------------------------------------------------------


INVESTMENT CATEGORY FEE SCHEDULE FOR

*   California Limited-Term Tax-Free
*   California Intermediate-Term Tax-Free
*   California Long-Term Tax-Free
*   California Insured Tax-Free

Category Assets                                     Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                    0.2800%
Next $1 billion                                     0.2280%
Next $3 billion                                     0.1980%
Next $5 billion                                     0.1780%
Next $15 billion                                    0.1650%
Next $25 billion                                    0.1630%
Thereafter                                          0.1625%
--------------------------------------------------------------------------------

INVESTMENT CATEGORY FEE SCHEDULE FOR

*    California High-Yield Municipal

Category Assets                                     Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                    0.3100%
Next $1 billion                                     0.2580%
Next $3 billion                                     0.2280%
Next $5 billion                                     0.2080%
Next $15 billion                                    0.1950%
Next $25 billion                                    0.1930%
Thereafter                                          0.1925%
--------------------------------------------------------------------------------

    The Complex Fee is determined according to the schedule on the table below.

COMPLEX FEE SCHEDULE

Complex Assets                                      Fee Rate
--------------------------------------------------------------------------------
First $2.5 billion                                  0.3100%
Next $7.5 billion                                   0.3000%
Next $15.0 billion                                  0.2985%
Next $25.0 billion                                  0.2970%
Next $50.0 billion                                  0.2960%
Next $100.0 billion                                 0.2950%
Next $100.0 billion                                 0.2940%
Next $200.0 billion                                 0.2930%
Next $250.0 billion                                 0.2920%
Next $500.0 billion                                 0.2910%
Thereafter                                          0.2900%
--------------------------------------------------------------------------------

    On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee


STATEMENT OF ADDITIONAL INFORMATION                                           23


for the fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Trustees, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the advisor shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The funds' Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

    Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was merged into the advisor in late 1997.

    Investment management fees paid by each fund for the fiscal periods ended August 31, 1998, 1997 and 1996, are indicated in the table on the following page. Fee amounts are net of amounts reimbursed or recouped under the funds' previous investment advisory agreement with Benham Management Corporation.



24                                              AMERICAN CENTURY INVESTMENTS



Unified Management Fees*


Fund                     1998          1997        1996
----------------------------------------------------------
California
Tax-Free
Money Market          $2,159,236    $1,309,574   $1,240,288

California
Municipal
Money Market            845,834       564,212     563,912

California
Limited-Term
Tax-Free                656,701       346,562     294,665

California
Intermediate-
Term
Tax-Free               2,264,194     1,304,435   1,249,491

California
Long-Term
Tax-Free               1,599,824      920,960     833,863

California
Insured
Tax-Free               1,031,569      584,652     544,813

California
High-Yield
Municipal              1,311,664      527,834     379,805
----------------------------------------------------------

* Net of reimbursements


OTHER ADVISORY RELATIONSHIPS

    In addition to managing the funds,  the advisor  also acts as an  investment
advisor  to  nine  institutional   accounts  and  to  the  following  registered
investment companies:

    American Century Mutual Funds, Inc.
    American Century World Mutual Funds, Inc.
    American Century Premium Reserves, Inc.
    American Century Variable Portfolios, Inc.
    American Century Capital Portfolios, Inc.
    American Century Strategic Asset Allocations, Inc.
    American Century Municipal Trust
    American Century Government Income Trust
    American Century Investment Trust
    American Century Target Maturities Trust
    American Century Quantitative Equity Funds
    American Century International Bond Funds

DISTRIBUTOR


    The funds' shares are distributed by Funds Distributor, Inc., a registered broker-dealer. The distributor is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The distributor's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


    The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best-efforts underwriting of the funds' shares. This means that the distributor has no liability for unsold shares.

TRANSFER AGENT AND ADMINISTRATOR


    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the funds and of the advisor. The advisor pays American Century Services Corporation for such services.


    Prior  to  August  1,  1997,  the  funds  paid  American   Century  Services
Corporation directly for its services as transfer agent and administrative services agent.


    Administrative service and transfer agent fees paid by each fund for the fiscal years ended August 31, 1998, 1997 and 1996, are indicated in the table on the following page. Fee amounts are net of expense limitations.



STATEMENT OF ADDITIONAL INFORMATION                                           25



ADMINISTRATIVE FEES
                      Fiscal           Fiscal        Fiscal
Fund                  1998(1)           1997          1996
---------------------------------------------------------------
California
Tax-Free
Money Market                          $368,680      $409,257

California
Municipal
Money Market                           160,175       186,076

California
Limited-Term
Tax-Free                               94,859        97,232

California
Intermediate-
Term
Tax-Free                               373,977       412,298

California
Long-Term
Tax-Free                               256,250       275,154

California
Insured
Tax-Free                               63,254        179,812

California
High-Yield
Municipal                              142,879       125,323
---------------------------------------------------------------

TRANSFER AGENT FEES
                      Fiscal           Fiscal        Fiscal
Fund                  1998(1)           1997          1996
---------------------------------------------------------------
California
Tax-Free
Money Market                          $190,056      $229,922

California
Municipal
Money Market                           112,925       145,450

California
Limited-Term
Tax-Free                               39,157        47,787

California
Intermediate-
Term
Tax-Free                               164,081       188,108

California
Long-Term
Tax-Free                               108,533       119,915

California
Insured
Tax-Free                               78,485        91,516

California
High-Yield
Municipal                              70,935        70,036
---------------------------------------------------------------

(1) Administrative fees and transfer agent fees are included in the unified management fees effective August 1, 1997.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP is the independent accountant of the funds. The address of PricewaterhouseCoopers LLP is 1055 Broadway, 10th Floor, Kansas City, Missouri 64105. As the independent accountant of the funds, PricewaterhouseCoopers LLP provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.


BROKERAGE ALLOCATION


    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the advisor. Such information or services will be in addition to and not in lieu of the services required to be performed by the advisor, and the expenses of the advisor will not necessarily be reduced as a result of the receipt of such supplemental information.


26                                               AMERICAN CENTURY INVESTMENTS



INFORMATION ABOUT FUND SHARES

    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion or similar rights.

    Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all funds') outstanding shares may be able to elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

    Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of each fund have equal voting rights, although each fund votes separately on matters affecting that fund exclusively.

    Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

BUYING AND SELLING FUND SHARES

    Information about buying, selling and exchanging fund shares is contained in the American Century Investor Services Guide. The guide is available to investors without charge and may be obtained by calling us.

VALUATION OF PORTFOLIO SECURITIES


    Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (usually at 4 p.m. Eastern time) on each day the Exchange is open. The Exchange has designated the following holiday closings for 1999: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


    The advisor typically completes its trading on behalf of each fund in various markets before the Exchange closes for the day. Each fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

MONEY MARKET FUNDS

    Securities held by the money market funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the funds' yields. During periods of declining interest rates, for example, the daily yield on fund shares computed as described above may be higher than that of a fund with identical investments



STATEMENT OF ADDITIONAL INFORMATION                                           27



priced at market value. The converse would apply in a period of rising interest rates.

    The money market funds operate pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, a money market fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the money market funds has been delegated to the advisor, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of unrated securities, of comparable quality. The procedures require review of the money market fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the money market fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

    The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

    Actions the Board of Trustees may consider under these circumstances include
(i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market price for purposes of calculating NAV.

NON-MONEY MARKET FUNDS

    Securities held by the non-money market funds normally are priced by an independent pricing service, provided that such prices are believed by the advisor to reflect the fair market value of portfolio securities.

    Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Trustees. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference, between bid and asked prices for certain municipal bonds may differ substantially among dealers.

    Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

MULTIPLE CLASS PERFORMANCE ADVERTISING

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.



28                                               AMERICAN CENTURY INVESTMENTS



TAXES

FEDERAL INCOME TAX


    Each fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.


    Certain bonds purchased by the funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the fund.


    In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as short-term capital gain taxable to the shareholder as ordinary income.


    It is intended that each fund's assets will be sufficiently invested in municipal securities so that each fund will be eligible to pay exempt-interest dividends (as defined in the Code) to shareholders. A fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify to be designated as exempt-interest dividends if, at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

    Distributions of net investment income received by a fund from investment in debt securities other than municipal securities, or ordinary income realized upon the disposition of tax-exempt market discount bonds, and any net realized short-term capital gains distributed by the fund, will be taxable to shareholders as ordinary income. Because the funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

    Under the Code, any distribution of a fund's net realized long-term capital gains designated by the fund as a capital gain dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gain dividend is paid with respect to any shares of a fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes. The Code also provides that if a shareholder holds shares of a fund for six months or less, the deduction of any loss on the sale or exchange of those shares is disallowed to the extent that the share-



STATEMENT OF ADDITIONAL INFORMATION                                          29



holder received exempt-interest dividends with respect to those shares.


    As of August 31, 1998, the funds on the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gain distributions until the loss has been offset or expired.


Fund                                   Capital Loss Carryover
--------------------------------------------------------------------------------
California Tax-Free                    $299,089
Money Market                           (expiring 1999 through 2006)

California Municipal                   $159,275
Money Market                           (expiring 2003 through 2006)


California Limited-Term                $580,559
Tax-Free                               (expiring 2003 through 2004)
--------------------------------------------------------------------------------


    Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

    From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the funds' NAVs would be adversely affected. Under these circumstances, the trustees would re-evaluate the funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

ALTERNATIVE MINIMUM TAX

    While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

    California Municipal Money Market and California High-Yield Municipal may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

    All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

    In addition, a deductible environmental tax of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

    The Trust will inform California Municipal Money Market and California High-Yield Municipal shareholders annually of the amount of distributions derived from interest payments on private activity bonds.



30                                               AMERICAN CENTURY INVESTMENTS



STATE AND LOCAL TAXES

    California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends also will be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each fund that constitutes exempt-interest dividends and dividends exempt from California personal income tax. The funds' dividends are not exempt from California state franchise or corporate income taxes.

    The funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the funds in this regard.

    The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED

    The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

MONEY MARKET FUND YIELDS
(seven-day period ended August 31, 1998)
                                                    7-Day           Effective
Fund                                                Yield             Yield
--------------------------------------------------------------------------------
California Tax-Free Money Market                    2.68%             2.72%
California Municipal Money Market                   2.86%             2.90%
--------------------------------------------------------------------------------

NON-MONEY MARKET FUND YIELDS
(30-day period ended August 31, 1998)

Fund                                                      30-Day Yield
--------------------------------------------------------------------------------
California Limited-Term Tax-Free                              3.45%
California Intermediate-Term Tax-Free                         3.70%
California Long-Term Tax-Free                                 4.32%
California High-Yield Municipal                               4.61%
California Insured Tax-Free                                   4.17%
--------------------------------------------------------------------------------

    For the money market funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

    Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

    For the non-money market funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the fund's net investment income by its share price on the last day of the period according to the following formula:


    YIELD = (2 [(a - b + 1)(6) - 1])
                 -----
                  cd


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    The tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming all the funds' dividends are tax-exempt in California (which may not always be the case) and that your California taxes are fully deductible for federal income tax purposes, you can calculate your tax equivalent yield for the funds using the following equation:

      Fund's Double Tax-Free Yield                   Your Tax-
-------------------------------------------     =   Equivalent
(100% - Federal Rate)(100% - California Rate)         Yield

    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.



STATEMENT OF ADDITIONAL INFORMATION                                         31



    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. The funds' average annual total return for the period ended August 31 are shown in the chart below. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

    The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment

Average Annual Total Returns for Periods ended August 31

Fund                                         1-Year      5-Years     10-Years     Life of Fund
----------------------------------------------------------------------------------------------

California Tax-Free Money Market(1)          3.12%        2.96%        3.50%            --
California Municipal Money Market(2)         3.20%        3.01%         --             3.13%
California Limited-Term Tax-Free(3)          5.40%        4.38%         --             4.85%
California Intermediate-Term Tax-Free(1)     7.00%        5.45%        6.99%            --
California Long-Term Tax-Free(1)             9.25%        6.36%        8.33%            --
California High-Yield Municipal Fund(4)      9.35%        7.13%        8.55%            --
California Insured Tax-Free(4)               8.96%        6.16%        8.36%            --
----------------------------------------------------------------------------------------------


(1) Commenced operations on November 9, 1983.

(2) Commenced operations on December 31, 1990.

(3) Commenced operations on June 1, 1992.

(4) Commenced operations on December 30, 1986.



32                                               AMERICAN CENTURY INVESTMENTS



advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

FINANCIAL STATEMENTS


    The financial statements of the funds, including the Statements of Assets and Liabilities as of August 31, 1998, and the Statements of Operations for the fiscal year, the Statements of Changes in Net Assets for the two fiscal years in the period and the financial highlights for the five fiscal years are included in the Annual Reports to shareholders for the fiscal year ended August 31, 1998. The Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and telephone number shown on the back cover of this Statement of Additional Information.


EXPLANATION OF FIXED INCOME SECURITIES RATINGS

    As described in the Prospectus, the funds may invest in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectus. The following is a summary of the rating categories referenced in the prospectus disclosure.

Bond Ratings

S&P       Moody's   Description
----------------------------------------------------------------------------
AAA       Aaa       These  are  the  highest  ratings  assigned  by S&P and
                    Moody's to a debt  obligation  and  indicates  an  extremely strong capacity to pay interest and repay principal.
----------------------------------------------------------------------------
AA        Aa        Debt rated in this  category is considered to have a very
                    strong  capacity to pay  interest  and repay  principal  and differs from AAA/Aaa issues only in a small degree.
----------------------------------------------------------------------------
A         A         Debt rated A has a strong capacity to pay
                    interest and repay principal although it is
                    somewhat more  susceptible to the adverse effects of changes in  circumstances  and  economic  conditions  than  debt  in higher-rated categories.
----------------------------------------------------------------------------
BBB       Baa       Debt rated BBB/Baa is regarded as having
                    an adequate capacity to pay interest and repay
                    principal. Whereas it normally exhibits adequate
                    protection parameters, adverse economic conditions
                    or changing circumstances are more likely to lead
                    to a weakened capacity to pay interest and repay
                    principal for debt in this category than in
                    higher-rated categories.
----------------------------------------------------------------------------
BB        Ba        Debt rated BB/Ba has less near-term vulnerability
                    to default than other speculative issues. However,
                    it faces major ongoing uncertainties or exposure
                    to adverse business, financial or economic conditions
                    that could lead to inadequate capacity to meet
                    timely interest and principal payments. The BB rating
                    category also is used for debt subordinated to
                    senior debt that is assigned an actual or implied BBB-
                    rating.
----------------------------------------------------------------------------
B         B         Debt rated B has a greater vulnerability to default
                    but currently has the capacity to meet interest
                    payments and principal repayments. Adverse
                    business, financial or economic conditions will
                    likely impair capacity or willingness to pay interest
                    and repay principal. The B rating category is also
                    used for debt subordinated to senior debt that is
                    assigned an actual or implied BB/Ba or BB-/Ba3 rating.
----------------------------------------------------------------------------
CCC       Caa       Debt rated CCC/Caa has a currently identifiable
                    vulnerability to default and is dependent upon
                    favorable business, financial and economic conditions t
                    o meet timely payment of interest and repayment of
                    principal. In the event of adverse business, financial or
                    economic conditions, it is not likely to have the
                    capacity to pay interest and repay principal. The
                    CCC/Caa rating category is also used for debt
                    subordinated to senior debt that is assigned an
                    actual or implied B or B-/B3 rating.
----------------------------------------------------------------------------
CC        Ca        The rating CC/Ca typically is applied to debt
                    subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.

                                                       (continued on next page)



STATEMENT OF ADDITIONAL INFORMATION                                       33



Bond Ratings (continued from previous page)

S&P  Moody's   Description
----------------------------------------------------------------------
C    C        The rating C typically is applied to debt
              subordinated to senior debt, which is
              assigned an actual or implied CCC-/Caa3
              debt rating. The C rating may be used to
              cover a situation where a bankruptcy
              petition has been filed, but debt service
              payments are continued.
----------------------------------------------------------------------
CI   -        The rating CI is reserved for income bonds
              on which no interest is being paid.
----------------------------------------------------------------------
D    D        Debt rated D is in payment default. The
              D rating category is used when interest
              payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor's.


Commercial Paper Ratings

S&P    Moody's      Description
----------------------------------------------------------------------
A-1    Prime-1      This indicates that the degree of safety
       (P-1)        regarding timely payment is strong.
                    Standard & Poor's rates those issues determined to possess extremely strong safety characteristics as A-1+.
----------------------------------------------------------------------
A-2    Prime-2      Capacity for timely payment on
       (P-2)        commercial paper is satisfactory, but
                    the relative degree of
                    safety is not as high as for issues designated
                    A-1. Earnings trends and coverage ratios, while
                    sound, will be more subject to variation.
                    Capitalization characteristics, while still
                    appropriated, may be more affected by
                    external conditions. Ample alternate liquidity
                    is maintained.
----------------------------------------------------------------------
A-3    Prime-3      Satisfactory capacity for timely repayment.
       (P-3)        Issues that carry this rating are somewhat more
                    vulnerable to the adverse changes in
                    circumstances than obligations carrying
                    the higher designations.

Note Ratings


S&P    Moody's         Description
----------------------------------------------------------------------
SP-1   MIG-1; VMIG-1   Notes are of the highest quality  enjoying
                       strong  protection from  established  cash flows of funds
                       for their  servicing or from  established and broad-based
                       access to t he market for refinancing, or both.
----------------------------------------------------------------------
SP-2   MIG-2; VMIG-2   Notes are of high quality,  with margins of
                       protection  ample,  although  not  so  large  as  in  the
                       preceding group.
----------------------------------------------------------------------
SP-3   MIG-3; VMIG-3   Notes are of favorable  quality,  with all
                       security   elements   accounted   for,  but  lacking  the
                       undeniable  strength  of  the  preceding  grades.  Market
                       access for  refinancing,  in particular,  is likely to be
                       less well established.
----------------------------------------------------------------------
SP-4   MIG-4; VMIG-4   Notes are of adequate  quality,  carrying
                       specific risk but having protection and not distinctly or predominantly speculative.


34                                              AMERICAN CENTURY INVESTMENTS


STATEMENT OF ADDITIONAL INFORMATION                                       35



MORE INFORMATION ABOUT THE FUNDS IS CONTAINED THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS


These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that it is legally part of this SAI.


You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds, by contacting us at one of the addresses or phone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan
* a bank
* a broker-dealer
* an insurance company
* another financial intermediary

you can receive the annual and semiannual reports directly from them.


You also can get information about the funds from the Security and Exchange Commission (SEC).

* In person                   SEC Public Reference Rm.
                              Washington, D.C.
                              Call 1-800-SEC-0330 for location and hours.

* On the Internet             www.sec.gov

* By mail                     SEC Public Reference Section
                              Washington, D.C.  20549-6009
                              (The SEC will charge a fee for copying the documents.)

Investment Company Act File No. 811-3706


--------------------------------------------------------------------------------
                         [american century logo(reg.sm)]
                                    American
                                    Century

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR SERVICES
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485


CORPORATE; NOT-FOR-PROFIT; FOUNDATIONS; ENDOWMENTS; KEOGH; SEP-, SARSEP- AND SIMPLE-IRA; AND 403(B) SERVICES
1-800-345-3533


SH-BKT-14767    9812

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


1933 Act Post-Effective Amendment No. 28
1940 Act Amendment No. 32
--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

ITEM 23  EXHIBITS (All exhibits not filed herewith are being incorporated herein by reference.)

         (a) (1)Amended Declaration of Trust dated May 31, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement on October 27, 1995, Accession #717316-95-000007).

                  (2)Amendment to the Declaration of Trust (filed electronically as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement on December 15, 1997, Accession #717316-97-000012).

         (b) (1)Amended and Restated Bylaws dated May 17, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement on October 27, 1995, Accession #717316-95-000007).

                  (2) Amended and Restated Bylaws dated March 9, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement of American Century Investment Trust, on May 13, 1998, Accession #908406-98-000006).

         (c) Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article VIII, Article X,
                  Article XI and Article XII of Registrant's Declaration of Trust, appearing as Exhibit (a)(1) to Post-Effective Amendment No. 22 and Exhibit (a)(2) to Post-Effective Amendment No. 25 to the Registration Statements on Form N-1A of the Registrant; and Article II, Article VII and Article VIII of Registrant's Amended and Restated Bylaws, appearing as Exhibit (b)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the Registrant.

         (d) Investor Class Management Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

         (e) (1)Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc. dated as of August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

                  (2)Amendment No. 1 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc., dated June 1, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement of American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

                  (3)Amendment No. 2 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc., dated December 1, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement of American Century World Mutual Funds, Inc., File No. 33-39242 on November 13, 1998).

                  (4)Amendment No. 3 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc., dated January 29, 1999 (filed herewith as EX-99.e4).

         (f)      Not applicable.

         (g) Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 to the Registration Statement of the American Century Government Income Trust on February 7, 1997, Accession #773674-97-000002).

         (h) (1)Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

                  (2)Amendment to Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated June 29, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement of American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

         (i)      Opinion and consent of counsel (filed herewith as EX-99.i).

         (j)      (1)Consent   of   PricewaterhouseCoopers    LLP,   independent
                  accountants (filed herewith as EX-99.j1).

                  (2)Consent of KPMG Peat Marwick, LLP, independent auditors (filed herewith as EX-99.j2).

                  (3)Power of Attorney dated December 18, 1998, (filed herewith as EX-99.j3).

         (k)      Not applicable.

         (l)      Not applicable.

         (m)      Not applicable.

         (n)      (1)FDS - California Tax-Free Money Market Fund.

                  (2)FDS - California Municipal Money Market Fund.

                  (3)FDS - California Intermediate-Term Tax-Free Fund.

                  (4)FDS - California Long-Term Tax-Free Fund.

                  (5)FDS - California High-Yield Municipal Fund.

                  (6)FDS - California Insured Tax-Free Fund.

                  (7)FDS - California Limited-Term Tax-Free Fund.

         (o)      Not applicable.


Item 24. Persons Controlled by or Under Common Control with Registrant.

         None.

Item 25. Indemnification.

         As stated in Article V, Section 1(t) of the Declaration of Trust, incorporated herein by reference to Exhibit (a)(1) to the Registration Statement, Powers of the Trustees "To purchase and pay for entirely out of Trust property, insurance of any kind, including without limitation, insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, agent or employee of another corporation, partnership, joint venture, trust or other such capacity or arising out of his status as such;"

         Registrant hereby incorporates by reference, as though set forth fully herein, Article VI of the Registrant's Bylaws, amended on March 9, 1998, appearing as Exhibit (b)(2) to Post-Effective Amendment No. 28.

Item 26. Business and Other Connections of Investment Advisor.

         American Century Investment Management, Inc., the investment advisor to each of the Registrant's funds, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

Item 27. Principal Underwriters.

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          Founders Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          JPM Series Trust
          JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Kobrick-Cendant Investment Trust
          Merrimac Series
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          National Investors Cash Management Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          St. Clair Funds, Inc.
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

         The   Distributor  is  registered  with  the  Securities  and  Exchange
         Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business          Positions and Offices with          Positions and Offices with
Address*                             Underwriter                         Registrant

Marie E. Connolly                    Director, President and Chief       none
                                     Executive Officer

George A. Rio                        Executive Vice President            President, Principal Executive
                                                                         and Principal Financial Officer

Donald R. Roberson                   Executive Vice President            none

William S. Nichols                   Executive Vice President            none

Margaret W. Chambers                 Senior Vice President,              none
                                     General Counsel, Chief
                                     Compliance Officer,
                                     Secretary and Clerk

Michael S. Petrucelli                Senior Vice President               none

Joseph F. Tower, III                 Director, Senior Vice President,    none
                                     Treasurer and Chief Financial
                                     Officer

Paula R. David                       Senior Vice President               none

Gary S. MacDonald                    Senior Vice President               none

Judith K. Benson                     Senior Vice President               none

Allen B. Closser                     Senior Vice President               none

Bernard A. Whalen                    Senior Vice President               none

William J. Nutt                      Chairman and Director               none
--------------------
* All addresses are 60 State Street, Suite 1300, Boston, Massachusetts 02109

         (c) Not applicable.

Item 28. Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
         Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Registrant, American Century Services Corporation and American Century Investment Management, Inc., all located at 4500 Main Street, Kansas City, Missouri 64111.

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this 1933 Post-Effective Amendment No. 28 and 1940 Act Amendment No. 32 to its Registration Statement pursuant to Rule 485(b) promogulated under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 28/Amendment No. 32 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and State of Missouri, on the 28th day of December, 1998.

                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


                     By:  /*/George A. Rio
                          George A. Rio
                          President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28/Amendment No. 32 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                                   Date
*                                    President, Principal Executive and            December 28, 1998
---------------------------------    Principal Financial Officer
George A. Rio

*                                    Vice President and Treasurer                  December 28, 1998
---------------------------------
Maryanne Roepke

*                                    Chairman of the Board and Trustee             December 28, 1998
---------------------------------
James E. Stowers III

*                                    Trustee                                       December 28, 1998
---------------------------------
William M. Lyons

*                                    Trustee                                       December 28, 1998
---------------------------------
Albert A. Eisenstat

*                                    Trustee                                       December 28, 1998
---------------------------------
Ronald J. Gilson

*                                    Trustee                                       December 28, 1998
---------------------------------
Myron S. Scholes

*                                    Trustee                                       December 28, 1998
---------------------------------
Kenneth E. Scott

*                                    Trustee                                       December 28, 1998
---------------------------------
Isaac Stein

*                                    Trustee                                       December 28, 1998
---------------------------------
Jeanne D. Wohlers

/s/Charles A. Etherington
*by Charles A. Etherington, Attorney in Fact (pursuant to a Power of Attorney dated December 18, 1998).